UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2012

Item 1:  Report to Shareholders.

Semi-Annual Report
January 31, 2012

Emerging Markets Opportunities Fund
European Focus Fund
Global Equity Income Fund
Global Leaders Fund
Global Technology Fund
International Opportunities Fund
Japan Focus Fund

Table of contents

Letter to shareholders	1
Emerging Markets Opportunities Fund
Commentary	2
Performance summary	3
European Focus Fund
Commentary	4
Performance summary	5
Global Equity Income Fund
Commentary	6
Performance summary	7
Global Leaders Fund
Commentary	8
Performance summary	9
Global Technology Fund
Commentary	10
Performance summary	11
International Opportunities Fund
Commentary	12
Performance summary	13
Japan Focus Fund
Commentary	14
Performance summary	15
Portfolios of investments	16
Statements of assets and liabilities	34
Statements of operations	36
Statements of changes in net assets	38
Statements of changes - capital stock activity	45
Financial highlights	52
Notes to financial statements	62
Other information	76

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition some of the Funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The views in this report were those of the Funds’ portfolio Managers as of January 31, 2012, and may not reflect the views of the portfolio managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

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Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the semi-annual report for the Henderson Emerging Markets Opportunities, European Focus, Global Equity Income, Global Leaders, Global Technology, International Opportunities and Japan Focus Funds, which covers the six months ended January 31, 2012.

Markets were particularly volatile in 2011 as evidenced by an ongoing European debt crisis, uprisings in the Middle East, the devastating Japanese tsunami and the US losing its AAA credit rating. However, there were a few emerging bright spots toward the end of the year. Government easing in China restored some confidence in Asian equity markets, while stronger US figures on trade, manufacturing activity and consumer spending aided investor sentiment. In Europe, the eighth euro crisis summit of the year was held in December and resulted in the passing of new austerity measures and proposals for greater fiscal coordination in the region. Additionally, the European Central Bank (“ECB”) cut interest rates by 0.25% to 1.00% and announced unlimited three year funding for European banks, which it supplied with €489 billion of 3-year loans at an interest rate of just 1.00%.

Overall, in 2011 political risk seemed to dominate market sentiment and fundamentals played second fiddle. Risk aversion meant that most equity markets were either static or retreated during the year, despite rising earnings and strengthening corporate balance sheets on average.

Looking ahead, while 2012 is likely to bring further bouts of market volatility and may well include a recession in Europe, there are some grounds for optimism. January saw global equities moving higher throughout the month, driven by easing concerns over the Eurozone crisis as liquidity efforts by the ECB helped the peripheral European countries. Looser-than-expected global monetary policy, particularly in emerging economies, also boosted sentiment. Political uncertainty aside, corporate bond markets remain in good health and we find it difficult to foresee a sharp rise in default rates given the general health of company balance sheets.

The US economy and stock market has shown resilience relative to other developed markets, with signs of improvement in the labor market and retail sales defying the pessimists. However, a failure by Congress to reach agreement on a budget during an election year combined with rising energy prices could act as a drag on the economy, which would mean monetary policy would have to do the hard work.

 Globally, we believe dividend payments are set to be higher in 2012, interest rates should remain very low in the developed world and we believe valuations should remain reasonable – and in fact equity markets (as measured by the MSCI World Index) were generally cheaper at the beginning of 2012 than 2011 on most valuation measures. However, political and central bank responses to the ongoing difficulties facing the global economy are expected to continue to dictate the direction of markets in the short term.

We realize that the prevailing environment presents a high level of uncertainty about market direction in the shorter term. However, at Henderson we believe that uncertain market environments can create investment opportunities for those who know where to look. We remain focused on seeking global investment opportunities with favorable, perhaps overlooked, valuations which allow us to build differentiated portfolios for our shareholders.

Thank you for investing in the Henderson Global Funds. It’s our goal to continue to serve your financial needs successfully in the years to come, and we appreciate your trust in and support of our Funds.

James G. O’Brien
President, Henderson Global Funds

Henderson Global Funds	Commentary

Emerging Markets Opportunities Fund

The second half of 2011 was dominated by events surrounding the Eurozone sovereign debt crisis. Markets finished the year on a relatively more positive tone as fears about the European financial crisis subsided somewhat. Then January saw an abrupt reversal in risk appetite. With the market reassured by European banks’ healthy uptake of the European Central Bank’s first Long Term Refinancing Operation auction in December, equities rallied, peripheral sovereign debt yields fell sharply and the euro climbed against the US dollar. After a very tough 2011, it has been pleasing to see significant outperformance over the past three months and a very good start to 2012.

Emerging Markets Opportunities Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Tata Motors, Ltd., ADR	3.5%
Industrial & Commercial Bank of China, Ltd., Class H	3.2
CITIC Securities Co., Ltd., Class H	3.0
Citic Pacific, Ltd.	2.8
Robinson Department Store pcl	2.8
Cape Lambert Resources, Ltd.	2.7
Hyundai Motor Co.	2.7
Jubilant Foodworks, Ltd.	2.7
Baidu, Inc., ADR	2.7
Zhuzhou CSR Times Electric Co., Ltd., Class H	2.7

For the six month period ended January 31, 2012, the Fund returned -13.87% (Class A at NAV) versus the benchmark MSCI Emerging Markets Index which posted a return of -9.47%. The Fund’s Asian sub-portfolio underperformed and acted as a drag on relative performance led by disappointing returns in both Asian Financials and Technology shares. In Latin America, the defensive bias of the sub-portfolio added value in the beginning of the period though finished the period roughly flat as equity markets rallied towards the end of the year. For most of the reporting period, investors avoided anything deemed to be a “risky asset” and a number of the Fund’s higher beta names were punished, in particular the procyclical names of the Europe, Middle East and Africa (EMEA) sub-portfolio. Satisfyingly these are the names that have powered upward performance towards the end of the period and helped to narrow the relative loss against the benchmark.

Throughout the period, the Fund maintained its allocation of an overweight to EMEA, underweight to Latin America and even-weight to Asia. In Asia, the Fund continues to have a strong bias to shares focused on the domestic consumer with companies such as: Malaysian airline AirAsia, South Korean smartphone game producer Gamevil, and ICICI Bank in India. In Latin America, the Fund increased its weighting in Mexico to an overweight and renewed focus on the Brazilian consumer. New holdings included Mexican pawn shop First Cash Financial Services, Panamanian airline Copa Holdings and Brazilian shopping mall operator BR Malls. In the EMEA sub-portfolio, no changes were made to the overall theme and the Fund remains overweight commodity related equities such as: International Petroleum in Kazakhstan and South African coal producer Ncondezi Coal.

Conditions witnessed during the final months of 2011 continued into 2012 and the outlook for the Fund appears to have improved. We believe valuations for stocks sensitive to global economic growth have become increasingly attractive, and the recent stabilization in global growth expectations, combined with an improvement in investor risk appetite, could lay the foundations for a period of sustained stronger performance.

Although financial risks have lessened somewhat as a result of central bank interventions they have not disappeared. Nevertheless, we believe many of the more defensive areas of global markets are already quite fully valued, and the more attractive risk/return opportunities are elsewhere in more ‘unloved’ areas of the market. As a result, the portfolio is exposed in these areas, particularly in Asia and EMEA.

Henderson Global Funds	Performance summary

Emerging Markets Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Since inception (12/31/10)
Class A	HEMAX	-13.87%	-14.66%	-14.92%
Class C	HEMCX	-14.27	-15.40	-15.60
Class I	HEMIX	-13.76	-14.55	-14.74
With sales charge
Class A		-18.79%	-19.57%	-19.43%
Class C		-15.27	-15.40	-15.60
Index
MSCI Emerging Markets Index		-9.47%	-6.35%	-8.88%

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are estimated to be 3.98%, 4.73% and 3.73%, respectively, for the Fund’s first full fiscal year. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.79%, 2.54% and 1.54% for Class A, C and I shares, respectively, which is in effect until July 31, 2015. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

European Focus Fund

The reporting period proved to be volatile for risk assets which were dominated by worries about slowing global economic growth, particularly in China, and the sustainability of sovereign debt in the Eurozone. A raft of measures to deal with the crisis were announced in October by European politicians, including discounts to Greek bonds, recapitalization of the banks and a plan to leverage the European Financial Stability Facility. Contagion worries continued, however, and the ensuing political change saw new technocratic leaders emerge in Greece and Italy. December saw further steps towards fiscal integration in the Eurozone and US economic data showed improvements towards the back end of the fourth quarter. January saw an abrupt reversal in risk appetite. With the market reassured by European banks’ healthy uptake of the European Central Bank’s (ECB) first Long Term Refinancing Operation (LTRO) auction in December, equities rallied, European peripheral sovereign debt yields fell sharply and the euro climbed against the US dollar. In this ‘risk-on’ environment, European equities, especially those more cyclically sensitive, performed strongly.

European Focus Fund
Top 10 long-term holdings

Security	As a percentage of net assets
BP plc	6.2%
African Minerals, Ltd.	4.7
European Goldfields, Ltd.	4.2
Zhaikmunai LP, GDR	3.9
TUI AG	3.5
Sky Deutschland AG	3.0
Gulf Keystone Petroleum, Ltd.	2.9
Smith & Nephew plc	2.8
Amadeus IT Holding S.A., A Shares	2.7
Renault S.A.	2.7

For the six month period ended January 31, 2012, the Fund returned -12.53% (Class A at NAV) versus the benchmark MSCI Europe Index, which posted a return of -11.51%. At the sector level the Fund benefitted from underweight positions in Financials and Healthcare and the overweight in Energy. Exposure to Materials and Information Technology proved to be the biggest drags. At the stock level, Gulf Keystone benefitted from improved sentiment towards oil and gas assets in Kurdistan. Sonova made significant gains after the US Food and Drug Administration gave the company approval to resume selling a key hearing implant that had been recalled from the market following product malfunctions. On the negative side, Sky Deutschland was the worst performer as investors overlooked operational progress and focused on the company’s potential funding requirements. Alcatel Lucent also struggled as an effective turnaround strategy proved elusive for CEO Ben Verwaayen amidst the market turmoil.

The Fund initiated a number of positions, including SAF Holland, an auto-parts specialist with a heavy customer exposure to North America and Europe. The Fund also took part in a secondary equity offering of Lenzing, a polymers and synthetic fibers company. Carphone Warehouse, the UK based cellphone retailer, was introduced as we see the company as offering value given the global growth prospects for their retail format. There was an exit from long term holding Vallourec where we felt analyst numbers were overestimating the company’s likely progress in the short term and sold the position in Imperial Tobacco due to our expectations of a more difficult trading environment in Spain amongst other countries.

2012 started very positively. The launch of the two-stage LTRO auction by the ECB has gone a long way towards removing the tail risk of a disorderly Eurozone breakup or a big European bank falling into serious liquidity issues. It has also created an easier funding environment, spurred interbank lending and has relieved some of the pressure on periphery European sovereign debt.

Henderson Global Funds	Performance summary

European Focus Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Three years*	Five years*	Ten years*	Since inception (8/31/2001)*
Class A	HFEAX	-12.53%	-13.33%	31.55%	1.64%	15.10%	16.56%
Class B	HFEBX	-12.87	-13.96	30.57	0.88	14.43	15.91
Class C	HFECX	-12.83	-13.96	30.58	0.88	14.25	15.71
Class I**	HFEIX	-12.38	-13.07	31.87	1.79	15.18	16.65
With sales charge
Class A		-17.55%	-18.32%	28.98%	0.45%	14.42%	15.90%
Class B		-17.87	-17.96	29.98	0.69	14.43	15.91
Class C		-13.83	-13.96	30.58	0.88	14.25	15.71
Index
MSCI Europe Index		-11.51%	-9.85%	14.62%	-3.86%	5.94%	5.06%

* Average annual return

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.54%, 2.29%, 2.29% and 1.29% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Equity Income Fund

Global equity markets fell strongly during 2011 amidst continued uncertainty surrounding possible solutions to the Eurozone sovereign debt crisis. At the end of the period, however, markets recovered some of their earlier losses and began to accelerate their gains in early 2012 as optimism grew that the 3-year Long Term Refinancing Operation announced by the European Central Bank had underpinned the European banking sector in the short term, even if the sovereign debt problems have yet to be resolved. Elsewhere, economic data in the US was encouraging, with the unemployment rate falling to 8.5%, and Asia showed signs of lower inflation and easing monetary policies with continued growth of over 8% in China.

Global Equity Income Fund
Top 10 long-term holdings

Security	As a percentage of net assets
ENI SpA	3.2%
Royal Dutch Shell plc, Class B	3.1
Scottish & Southern Energy plc	2.8
Siemens AG	2.8
Total S.A.	2.5
GlaxoSmithKline plc	2.4
Compass Group plc	2.4
BAE Systems plc	2.3
Vodafone Group plc	2.3
Unilever N.V.	2.3

For the six month period ended January 31, 2012, the Fund returned -2.97% (Class A at NAV) versus the benchmark MSCI World Index which posted a return of -3.81%. The Fund also continued to meet its income objectives over the period. Strong relative performance was largely driven by positive stock selection in shares with a defensive bias and lower beta, which fared well during periods of high volatility and sharply declining markets. However, as equity markets bounced back from extremely oversold levels in January, the Fund lagged the broader market.

At the stock level, among the best performers during the period was Pfizer, a global pharmaceutical company, which announced an increase to its quarterly dividend and a new share repurchase program that was met with a positive reaction by the market. Also notable was integrated oil firm ENI, which benefitted from a large gas discovery in offshore Mozambique that will add to production over the long term.

The Fund’s geographic exposure varied throughout the period in accordance with the investment process and regional rotation strategy. During the period we took advantage of market volatility to reduce positions in holdings that had performed well and/or paid its annual dividend in order to invest in new positions where we saw the potential for better opportunities for income and capital growth over the medium term.

The Fund added a new position in Vale, the Brazilian miner (primarily iron ore), as we believe the valuation presents potential for upside, and has offered a high yield. A position was also added in RSA Insurance, as it remains on an attractive valuation with what we believe to be a high quality portfolio of assets.

Going into 2012, many of the companies held within the Fund are global leaders in their industries that we believe should continue to benefit from global economic growth. While there is ongoing uncertainty surrounding a resolution to the Eurozone crisis, we remain comfortable with the balance sheets and free cash flow generation of the companies held. Also, we have been encouraged by recent company earnings releases, many of which have increased their dividend and reported strong volume growth as a result of exposure to global economic growth. Despite the rally during January, valuations remain low relative to their historic average, and we continue to see value in the global equity markets.

Henderson Global Funds	Performance summary

Global Equity Income Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Three years*	Five years*	Since inception (11/30/06)*
Class A	HFQAX	-2.97%	0.05%	12.13%	-0.28%	0.30%
Class C	HFQCX	-3.35	-0.69	11.30	-1.03	-0.44
Class I**	HFQIX	-2.82	0.33	12.45	-0.11	0.47
With sales charge
Class A		-8.50%	-5.74%	9.94%	-1.45%	-0.84%
Class C		-4.35	-0.69	11.30	-1.03	-0.44
Index
MSCI World Index		-3.81%	-2.45%	17.11%	-1.08%	-0.43%
MSCI World High Dividend Yield Index		-2.16	3.53	20.50	-1.45	-0.69

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 1.32%, 2.07% and 1.07%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers during those periods, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World High Dividend Yield Index aims to objectively reflect the high dividend yield opportunity set within select MSCI World Index. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Leaders Fund

It was a volatile period for global equity markets. July’s initial optimism over generally solid corporate earnings was eroded by concerns over sovereign indebtedness in the Eurozone, where it was feared that a Greek default could lead to contagion spreading to the larger economies of Spain and Italy. Weak Chinese manufacturing contracted for a third consecutive month, leading to a sharp correction in emerging markets. In response, policy makers in Europe agreed to expand the European Financial Stability Facility and the US undertook ‘Operation Twist’, where it sold $400bn of short-term Treasury bonds and switched into longer-term debt in a move to ‘twist’ the yield curve and encourage investor flows into higher-yielding assets. The latter part of 2011 was characterized not just by sharp declines and rallies, but also by high levels of stock and market correlation. Global equities have started 2012 strongly, supported by increased confidence in a solution to the Eurozone debt issues and positive economic data from the US and China.

Global Leaders Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Apple, Inc.	5.1%
American Tower Corp.	3.9
QUALCOMM, Inc.	3.7
United Parcel Service, Inc., Class B	3.7
Intuit, Inc.	3.2
Dollar General Corp.	3.2
Kansas City Southern	3.1
Praxair, Inc.	3.1
Anadarko Petroleum Corp.	3.1
Tempur-Pedic International, Inc.	3.0

For the six month period ended January 31, 2012, the Fund returned -2.56% (Class A at NAV) versus the benchmark MSCI World Index, which posted a return of -3.81%. By sector, the overweight position in Information Technology added the most to returns and was bolstered by positive returns from exposure to Consumer Discretionary stocks. By region, exposure to North America and Europe was positive, while emerging markets selections detracted.

At the stock level, defensive holding US discount retail store Dollar General was the best performer over the period and railroad operator Kansas City Southern benefitted from an upbeat view of volume growth with solid margin expansion as US trade with Mexico increases. Within Information Technology, the Fund’s largest holding, Apple, continued to add value as the company reported record sales and profits. UK software company Autonomy benefitted from a takeover approach from Hewlett Packard. On the negative side, the weakness in Financials had a negative impact on Lazard as the initial public offering and merger and acquisitions advisory markets were slower than expected and Bank of China suffered from continued tightening in loan conditions by Chinese authorities and concerns over deteriorating non-performing loans in the banking system. Emerging market exposed companies were caught up in the risk-reduction, with Swiss luxury goods company Richemont and Hong Kong listed Prada both suffering.

During the period the Fund initiated a position in German software company SAP and also bought a stake in Chinese internet search engine Baidu to benefit from the growth in internet search and advertising in China. Our concerns over earnings growth led us to sell positions in 361 Degrees, the Chinese sportswear company, and Essar Energy, an Indian focused energy company.

We expect the volatility that was apparent in 2011 to continue into 2012 as the investment outlook remains uncertain. Undoubtedly, near term focus will continue to be on events in the eurozone, despite the improved banking liquidity. Additionally, economic data continues to be weak in Europe; however, US data continues to be on a more robust path and the Chinese authorities appear to be beginning to ease after their recent tightening fiscal stance. In this uncertain environment we continue to invest in companies that we believe can grow their earnings; and we believe that these companies’ stock prices can attract a premium.

Henderson Global Funds	Performance summary

Global Leaders Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Three years*	Five years*	Since inception (11/30/06)*
Class A	HFPAX	-2.56%	-2.47%	16.43%	-0.81%	0.03%
Class C	HFPCX	-2.89	-3.18	15.65	-1.23	-0.40
Class I**	HFPIX	-2.36	-2.17	16.55	-0.75	0.09
With sales charge
Class A		-8.18%	-8.09%	14.16%	-1.98%	-1.11%
Class C		-3.89	-3.18	15.65	-1.23	-0.40
Index
MSCI World Index		-3.81%	-2.45%	17.11%	-1.08%	-0.43%

* Average annual return

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and I shares are 2.09%, 2.84% and 1.84%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hender-songlobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective June 1, 2011, the Henderson Global Opportunities Fund changed its name, investment objective and policies and became the Henderson Global Leaders Fund. The Fund’s historical performance may not represent current investment policies. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Technology Fund

The Technology sector, like most others, has been dominated by the macroeconomic environment and persisting market volatility due to stress in the banking system as well as concerns regarding the continuing European sovereign debt crisis. The global economic weakness did not help Technology stocks, particularly in October and November, although performance was better than other more cyclically exposed sectors. The US began to show promising growth at the end of 2011 and January saw an abrupt reversal in risk appetite as equity markets enjoyed a buoyant start to the year with a number of positive economic data points emerging, particularly from the US. With the market reassured by the healthy uptake of the European Central Bank’s first Long Term Refinancing Operation Auction in December, equities rallied and European peripheral sovereign debt yields fell sharply. In this ‘risk-on’ environment, equities, especially those more cyclically sensitive, performed strongly and Technology outperformed the wider market.

Global Technology Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Apple, Inc.	8.7%
Check Point Software Technologies, Ltd.	3.2
Priceline.com, Inc.	3.1
EMC Corp.	3.0
Oracle Corp.	3.0
Microsoft Corp.	3.0
Analog Devices, Inc.	2.9
Google, Inc., Class A	2.9
Accenture plc, Class A	2.9
Baidu, Inc., ADR	2.9

For the six month period ended January 31, 2012, the Fund returned -6.28% (Class A at NAV) versus the benchmark MSCI AC World IT Index, which posted a return of -2.48%. The Fund suffered from a number of significant headwinds, namely the relative underperformance of the International Technology Sector (where the Fund is significantly overweight our competitors) and the relative outperformance of mega cap technology (where the Fund is structurally underweight versus the index given the Fund’s index agnostic construction).

At the stock level, the worst performer was Netflix, which suffered after downgrading revenues based on weakness in the DVD subscriptions business. Shutterfly, a photo related E-Commerce business, also struggled on the back of fourth quarter earnings downgrades due to competitive discounting on its products. On a positive note, Apple continued to perform well; its strong market position attributable to the iPhone and iPad being early still in the adoption curve and significant recurring revenues from their App Store. F5 Networks benefitted from an increase in US corporate capital expenditure levels. Mercadolibre, the leading Latin American online trading site, held up well as valuations bounced upwards from strong fourth quarter results as growth reaccelerated following site improvements while the underlying E-Commerce trend in Latin America remained strong.

There were a number of new purchases along themed lines. MasterCard was purchased in conjunction with the new secular theme of Paperless Payments, where we see significant growth potential. Ebay was also purchased within the theme of E-Commerce. Its growth has accelerated due to new opportunities, attractive valuations and its payments system, PayPal, has grown at a phenomenal rate. We also added to the Data Storage theme with Fusion-IO and EMC, and have added two semiconductor businesses Altera and Lam Holdings. The Fund closed out a few positions, including Hiwin, the precision instruments company, Red Hat, the software company, and Skyworks, the semiconductor company.

Macroeconomic data in the US continues to improve and we are greatly encouraged that, in general, fourth quarter earnings for the Technology Sector have so far been quite robust, despite the poor macro picture over the quarter for both large and small cap companies. We believe this validates our belief that the Technology Sector is continuing to gain an increasing share of both corporate and consumer spending around the world.

Henderson Global Funds	Performance summary

Global Technology Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by industry (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Three years*	Five years*	Ten years*	Since inception (8/31/01)*
Class A	HFGAX	-6.28%	-4.75%	27.51%	6.43%	6.85%	7.46%
Class B	HFGBX	-6.64	-5.45	26.56	5.63	6.26	6.89
Class C	HFGCX	-6.60	-5.46	26.56	5.63	6.07	6.68
Class I	HFGIX	-6.14	-4.48	27.84	6.60	6.93	7.54
With sales charge
Class A		-11.65%	-10.21%	25.00%	5.18%	6.21%	6.85%
Class B		-11.64	-9.45	25.93	5.47	6.26	6.89
Class C		-7.60	-5.46	26.56	5.63	6.07	6.68
Index
MSCI AC World IT Index		-2.48%	-0.46%	23.80%	2.83%	2.71%	3.51%
S&P 500		2.71	4.22	19.24	0.33	3.52	3.40

* Average annual return.

** Class I (formerly Class W) shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and I shares are 1.55%, 2.30%, 2.30% and 1.30%, respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The MSCI AC World IT Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

International Opportunities Fund

After a volatile 2011, equity markets began to find their footing late in the year. The market was weak in both August and September on concerns surrounding the European debt crisis. However, the European Central Bank cut interest rates twice and introduced the first Long Term Refinancing Operation, which appeared to put a stop to fears that there would be a further banking crisis, and equities then rallied strongly to the end of the period. Furthermore, US economic news improved and while European economies were generally weak, some of the numbers were not as bad as anticipated.

International Opportunities Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Deutsche Post AG	2.8%
Fresenius SE & Co., KGaA	2.7
Renault S.A.	2.7
Continental AG	2.7
Essilor International S.A.	2.6
BAE Systems plc	2.6
Sodexo	2.6
BP plc	2.5
Roche Holding AG	2.5
Kuehne & Nagel International AG	2.5

Elsewhere, Asian shares followed a similar pattern although there was more specific news from China that helped support equities. The Chinese economy grew by 8.9% in the fourth quarter. Although this was the slowest rate of growth in more than two years, it indicated that the country may be heading for a “soft landing.” In addition, lower inflation also allowed the authorities to start to ease monetary policy.

For the six month period ended January 31, 2012, the Fund returned -11.87% (Class A at NAV) versus the benchmark MSCI EAFE Index, which posted a return of -10.32%. The Fund’s performance was largely dragged lower by disappointing results from two European companies (Alcatel Lucent and Essar Energy) as well as poor stock selection in Asia. The largest single detractor to performance was Alcatel-Lucent. The most recent quarterly results were a disappointment and missed analysts’ expectations. The company also announced an additional cost cutting plan. Essar Energy was also very weak on continued concerns regarding a slowdown in the Indian economy. Guangzhou R&F and Shanghai Industrial were also detractors to performance as shares were very weak.

Over the period, the Fund made a number of small allocation shifts by moving assets from the Global Technology and European 2 sub-portfolios for the benefit of the Asia Pacific sub-portfolio. The move was made on the back of increased confidence that Chinese inflation would continue to turn down and that China may be close to the end of the tightening cycle. While the Fund remains overweight China, the Asia Pacific sub-portfolio reallocated some country specific risk by reducing the overweight for the benefit of a greater spread among regional countries, particularly Korea. We are optimistic about Korea as the currency (WON) has been weak, which has been supportive of exporters. Korea also has been experiencing a growing domestic consumer base, and the sub-portfolio reflects our bias to the domestic Korean consumer. New holdings include: Samsung Electronics, Shinhan Financial, Hyundai Department Stores and Korean Reinsurance.

Investors became nervous about the economic growth outlook in the last half of 2011 and this pessimism may have been somewhat overdone. European economies, barring a collapse of the euro, will probably muddle along as the core European economies grow offsetting the recession in the periphery. In addition, growth in China, while slowing, should remain robust. Stock markets have risen strongly from their lows in October and there is room for some profit-taking. However, markets seem likely to continue to rise in the medium term. There are a number of wild cards such as the current negotiation for Greek debt repayment, upcoming elections in France and continued tension in the Middle East.

Henderson Global Funds	Performance summary

International Opportunities Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Three years*	Five years*	Ten years*	Since inception (8/31/01)*
Class A	HFOAX	-11.87%	-10.47%	12.07%	-1.99%	7.64%	8.87%
Class B	HFOBX	-12.24	-11.17	11.21	-2.72	7.02	8.26
Class C	HFOCX	-12.21	-11.13	11.22	-2.72	6.85	8.06
Class R**	HFORX	-12.07	-10.74	11.75	-2.23	7.37	8.60
Class I***	HFOIX	-11.77	-10.24	12.35	-1.84	7.72	8.95
With sales charge
Class A		-16.94%	-15.63%	9.88%	-3.14%	7.00%	8.25%
Class B		-17.24	-15.17	10.40	-2.95	7.02	8.26
Class C		-13.21	-11.13	11.22	-2.72	6.85	8.06
Index
MSCI EAFE Index		-10.32%	-9.16%	13.90%	-3.39%	6.25%	5.04%

* Average annual return.

** Class I shares commenced operations on March 31, 2009. The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

*** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC, which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and I shares are 1.44%, 2.19%, 2.19%, 1.69% and 1.19% respectively. As stated in the Statement of Additional Information (SAI), the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Japan Focus Fund

Japanese equities fared poorly over the period. While the political flux within Europe was the global focus of attention, Japan had its own issues to contend with. A stronger yen, especially against the euro, and floods in Thailand that disrupted production schedules, hit the economy just as recovery was underway following the devastating earthquake earlier in the year. As a result, the economy dragged in 2011; but on the bright side 2012 is looking much better with a recovery in activity being aided by an increase in government spending.

Japan Focus Fund
Top 10 long-term holdings

Security	As a percentage of net assets
Mitsubishi UFJ Financial Group, Inc.	5.8%
Sumitomo Mitsui Financial Group, Inc.	4.8
Yamada Denki Co., Ltd.	4.7
Rakuten, Inc.	4.7
Daiwa Securities Group, Inc.	4.5
Mizuho Financial Group, Inc.	4.3
Tokio Marine Holdings, Inc.	4.2
Keyence Corp.	4.2
Canon, Inc.	3.9
Mitsui OSK Lines, Ltd.	3.3

For the six month period ended January 31, 2012, the Fund returned -5.07% (Class A at NAV) versus the benchmark MSCI Japan Index, which posted a return of -9.13%. Within the stockmarket defensive sectors typically fared better than the more cyclical areas as stock prices declined. Within the Fund, it was the emphasis on the Consumer Discretionary sector, which propelled relative outperformance. Credit Saison was among the strongest contributors which witnessed an improvement in the more problematic areas of its business while underlying demand began to recover. Hakuhodo benefitted from an upturn in corporate spending while contributions from Benesse and Oracle Japan were a further indication that domestic activity has begun to recover. Mitsui OSK, Nintendo and Daiwa Securities were among the worst performers as underlying business conditions deteriorated.

The Fund’s position in the more defensive areas of the market was further reduced on the premise that equities would enter an upward phase in the not too distant future. A couple of stock holdings that had held up relatively well were disposed of, including Takeda Pharmaceutical and NTT DoCoMo. Dai-ichi Life Insurance was sold as we believe exposure in the Financial sector can be better represented through other holdings such as the banks and brokers, which were increased. Oracle Japan was purchased replacing rival NSD as the former has expertise in the area of cloud computing which is a promising area. Overall, the Fund is structured with the belief that further slippage in the market may be limited and that risks are to the upside. The Fund retains a domestic bias favoring financials and services while being shy of the more export dependent commodity and industrial areas.

Global markets started 2012 in an upbeat mood extending gains made in previous months with fears over an impending European crisis trumped by political action and robust US economic data. The question is how long this recently acquired optimism can persist as the well-aired problems that beset the world have yet to find resolution. While markets remain firm, we believe Japanese equities can make up ground. From an economic standpoint Japan can claim advantage having largely completed its balance sheet restructuring whereas western economies continue to grapple with the effects of deleveraging after their own financial crises. Japanese companies are cash rich and the yen is high, reflecting the potential for mergers and acquisitions while vast tracts of the domestic economy neglected throughout the country’s deflationary period may attract attention as price declines abate. From here, we believe it is not about how much Japan can lose but how much can be gained from currently depressed levels.

Henderson Global Funds	Performance summary

Japan Focus Fund

Portfolio composition by country (as a % of long-term investments)	Portfolio composition by sector (as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of January 31, 2012

At NAV	NASDAQ symbol	Six months	One year	Three years*	Five years*	Since inception (1/31/06)*
Class A	HFJAX	-5.07%	-4.08%	8.87%	-4.96%	-4.16%
Class C	HFJCX	-5.46	-4.83	7.98	-5.68	-4.88
Class I**	HFJIX	-4.86	-3.87	8.95	-4.92	-4.13
With sales charge
Class A		-10.56%	-9.58%	6.75%	-6.08%	-5.10%
Class C		-6.46	-4.83	7.98	-5.68	-4.88
Index
MSCI Japan Index		-9.13%	-10.42%	5.78%	-5.76%	-4.50%

* Average annual return.

** Class I shares commenced operations on May 31, 2011. The performance for Class I shares for the period prior to May 31, 2011 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base, performance may be impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front-end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A, C and I shares are 1.79%, 2.54% and 1.54%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.35%, 2.10% and 1.10% for Class A, C and I shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. Effective June 1, 2011, the Henderson Japan – Asia Focus Fund changed its name, investment objective and policies and became the Henderson Japan Focus Fund. The Fund’s historical performance may not represent current investment policies. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks - 89.64%
	Australia - 4.25%
370,234	African Petroleum
	Corp., Ltd. *	$192,599
564,480	Cape Lambert
	Resources, Ltd. (a)(b)*	338,593
		531,192

	Brazil - 7.07%
9,500	BR Malls
	Participacoes S.A.	103,689
26,000	CCR S.A.	180,952
11,800	OGX Petroleo e Gas
	Participacoes S.A. *	111,773
4,800	Petroleo Brasileiro
	S.A., ADR	146,640
4,024	Tim Participacoes
	S.A., ADR	116,093
8,900	Vale S.A., ADR	225,170
		884,317

	Canada - 0.29%
169,161	Shamaran Petroleum
	Corp. *	36,272

	Chile - 0.58%
4,800	Quadra FNX Mining, Ltd. *	71,998

	China - 12.94%
2,616	Baidu, Inc., ADR *	333,592
191,500	CITIC Securities Co., Ltd.,
	Class H *	378,294
7,200	Ctrip.com International,
	Ltd., ADR *	180,360
561,530	Industrial & Commercial Bank
	of China, Ltd., Class H	393,889
150,000	Zhuzhou CSR Times Electric
	Co., Ltd., Class H	331,515
		1,617,650

	Colombia - 0.43%
2,600	Petrominerales, Ltd.	54,271

	Hong Kong - 11.15%
270,000	Agile Property
	Holdings, Ltd.	301,149
175,000	Ajisen China Holdings, Ltd. ..	201,507
183,000	Citic Pacific, Ltd.	350,648
111,000	CNOOC, Ltd.	227,287
92,800	Sands China, Ltd. *	312,911
		1,393,502

		Value
Shares		(note 2)

	India - 6.17%
17,539	Jubilant Foodworks, Ltd. *	$334,020
18,178	Tata Motors, Ltd., ADR	437,726
		771,746
	Indonesia - 6.19%
1,085,000	PT Adaro Energy Tbk	$220,862
307,904	PT Bank Mandiri Tbk	229,473
511,000	PT Mitra Adiperkasa Tbk	323,993
		774,328

	Italy - 2.25%
58,900	Prada SpA *	281,767

	Kazakhstan - 2.55%
796,299	International Petroleum,
	Ltd. (b)*	173,305
13,346	Zhaikmunai LP, GDR *	145,471
		318,776

	Korea - 9.53%
5,532	Gamevil, Inc. *	314,187
1,766	Hyundai Glovis Co., Ltd. *	302,626
1,700	Hyundai Motor Co.	334,446
4,208	Seegene, Inc. *	240,489
		1,191,748

	Malaysia - 2.48%
265,600	AirAsia Berhad	309,954

	Mexico - 2.17%
2,350	Fomento Economico
	Mexicano, S.A.B de
	C.V., ADR	165,722
26,300	Grupo Financiero Banorte
	S.A.B de C.V.	104,925
		270,647

	Panama - 0.68%
1,250	Copa Holdings S.A.,
	Class A	85,175

	South Africa - 3.03%
57,826	Hummingbird
	Resources plc *	143,517
123,923	Ncondezi Coal Co. *	122,049
55,935	Petra Diamonds, Ltd. *	113,704
		379,270

	Taiwan - 4.53%
62,677	Advanced Semiconductor
	Engineering, Inc., ADR	330,308
14,400	HTC Corp.	236,289
		566,597

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2012 (continued)

		Value
Shares		(note 2)

	Thailand - 2.80%
257,884	Robinson Department
	Store pcl	$350,239

	Ukraine - 1.09%
17,839	Avangardco Investments
	Public, Ltd. *	135,576

	United Kingdom - 8.28%
34,083	African Minerals, Ltd. *	269,883
140,603	Borders & Southern
	Petroleum *	150,108
30,505	Exillon Energy plc *	120,174
39,670	Gulf Keystone
	Petroleum, Ltd. *	173,315
26,369	Inchcape plc	141,610
71,838	InternetQ plc *	179,992
		1,035,082

	United States - 1.18%
2,200	First Cash Financial
	Services, Inc. *	88,550
2,950	NII Holdings, Inc. *	59,324
		147,874

	Total common stocks
	(Cost $12,027,654)	11,207,981

Preferred stock - 2.01%

	Brazil - 2.01%
10,000	Alpargatas S.A.I.C	80,415
8,500	Itau Unibanco
	Holding S.A.	170,856
		251,271

	Total preferred stock
	(Cost $223,130)	251,271

	Total long-term investments
	(Cost $12,250,784)	11,459,252

Short-term investment - 6.89%

861,741	Fidelity Institutional
	Treasury Portfolio	861,741

	Total short-term investment
	(Cost $861,741)	861,741

Value
Shares	(note 2)

Total investments - 98.54%
(Cost $13,112,525)	$12,320,993

Net other assets
and liabilities – 1.46%	183,131

Total net assets – 100.00%	$12,504,124

*	Non income producing security
(a)	Fair valued at January 31, 2012 as determined in good faith using procedures adopted by the Board of Trustees.
(b)	This security has been deemed illiquid in accordance with the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Emerging Markets Opportunities Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	11.07%
Diversified Banks	7.19
Steel	4.51
Restaurants	4.28
Construction & Farm Machinery &
Heavy Trucks	3.50
Airlines	3.16
Precious Metals & Minerals	3.07
Investment Banking & Brokerage	3.03
Industrial Conglomerates	2.81
Apparel Retail	2.80
Coal & Consumable Fuels	2.74
Automobile Manufacturers	2.68
Internet Software & Services	2.67
Electrical Components & Equipment	2.65
Semiconductors	2.64
General Merchandise Stores	2.59
Home Entertainment Software	2.51
Casinos & Gaming	2.50
Air Freight & Logistics	2.42
Real Estate Development	2.41
Apparel, Accessories & Luxury Goods	2.25
Biotechnology	1.92
Communications Equipment	1.89
Highways & Railtracks	1.45
Hotels, Resorts & Cruise Lines	1.44
Advertising	1.44
Wireless Telecommunication Services	1.40
Soft Drinks	1.33
Integrated Oil & Gas	1.17
Gold	1.15
Distributors	1.13
Packaged Foods & Meats	1.09
Real Estate Operating Companies	0.83
Consumer Finance	0.71
Footwear	0.64
Diversified Metals & Mining	0.58
Long-Term Investments	91.65
Short-Term Investment	6.89
Total Investments	98.54
Net Other Assets and Liabilities	1.46
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

European Focus Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks - 92.43%

	Australia - 1.46%
13,552,214	African Petroleum
	Corp., Ltd. *	$7,049,977

	Austria - 1.04%
55,076	Lenzing AG	5,042,950

	Belgium - 0.87%
452,602	Nyrstar *	4,226,473

	France - 8.49%
2,631,722	Alcatel-Lucent *	4,678,253
173,529	Alstom S.A.	6,614,330
477,825	AXA S.A.	7,253,343
307,066	Renault S.A.	13,079,978
451,808	Vivendi S.A.	9,455,796
		41,081,700

	Germany - 11.96%
161,293	Continental AG *	12,884,503
66,349	Fresenius SE & Co.,
	KGaA	6,729,525
142,382	HeidelbergCement AG	6,998,070
6,198,023	Sky Deutschland AG *	14,560,749
2,300,105	TUI AG *	16,734,119
		57,906,966

	Ireland - 1.51%
57,341,521	Petroceltic International plc *..	7,319,064

	Italy - 1.25%
1,217,539	UniCredit SpA	6,035,959

	Kazakhstan - 3.88%
1,724,139	Zhaikmunai LP, GDR *	18,793,115

	Luxembourg - 5.14%
388,659	ArcelorMittal	7,821,507
5,862,200	Northland Resources S.A. * ..	11,590,510
904,805	SAF-Holland S.A. *	5,456,072
		24,868,089

	Netherlands – 0.00%
414,902	Amtel Vredestein N.V.,
	GDR (a) (b) *	—

	Norway - 1.52%
1,490,024	Storebrand ASA	7,365,041

		Value
Shares		(note 2)

	Portugal - 2.54%
762,279	Galp Energia, SGPS, S.A.,
	B Shares	$12,299,213

	Russia - 1.40%
709,502	Phosagro OAO, GDR	6,775,744

	Spain - 3.94%
768,101	Amadeus IT Holding S.A.,
	A Shares	13,161,756
935,000	Grifols S.A., ADR *	5,937,250
		19,099,006

	Sweden - 2.16%
627,470	Svenska Cellulosa AB,
	B Shares	10,478,588

	Switzerland - 2.25%
17,747	Kuoni Reisen
	Holding AG *	5,253,729
55,053	Sonova Holding AG *	5,624,915
		10,878,644

	United Kingdom – 43.02%
2,869,942	African Minerals, Ltd. *	22,725,345
1,020,245	Aviva plc	5,617,314
1,896,459	BAE Systems plc	9,198,423
6,380,000	Borders & Southern
	Petroleum *	6,811,320
4,027,359	BP plc	29,881,626
1,953,859	BT Group plc	6,265,546
1,358,572	Carphone Warehouse
	Group plc	3,553,792
1,000,000	Chemring Group plc	6,047,923
4,189,701	Cobham plc	12,088,507
1,312,080	Essar Energy, Ltd. *	2,671,309
1,632,987	European Goldfields, Ltd. *	20,521,766
1,606,156	Exillon Energy plc *	6,327,455
313,820	Genel Energy plc *	4,208,346
3,182,015	Gulf Keystone
	Petroleum, Ltd. *	13,901,929
7,187,191	ITV plc	8,482,860
2,274,998	Juridica Investments,
	Ltd. (b)	3,074,089
4,350,000	Mytrah Energy, Ltd. (b) *	6,306,355
334,563	Resolution, Ltd.	1,439,796
4,800,000	RusPetro plc *	10,022,093
1,386,002	Smith & Nephew plc	13,431,987
2,041,362	Tesco plc	10,280,828
1,105,866	The Sage Group plc	5,107,632
175,000	Zanaga Iron Ore Co., Ltd. *	281,281
		208,247,522

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

European Focus Fund
January 31, 2012 (continued)

		Value
Shares		(note 2)

	Total common stocks
	(Cost $450,231,011)	$447,468,051

REITS - 0.97%

	United Kingdom - 0.97%
594,038	Shaftesbury plc	4,685,108

	Total REITS
	(Cost $2,781,676)	4,685,108

Contracts

Options purchased - 0.16%

	United Kingdom - 0.16%
5,019	BP plc, Call @ $519
	Expires 6/15/12	646,161
4,761	BP plc, Call @ $719
	Expires 12/21/12	132,792
		778,953

	Total options purchased
	(Cost $1,884,013)	778,953

	Total long-term investments
	(Cost $454,896,700)	452,932,112

Shares

Short-term investment - 1.66%

8,050,396	Fidelity Institutional
	Treasury Portfolio	8,050,396

	Total short-term investment
	(Cost $8,050,396)	8,050,396

Total investments - 95.22%
	(Cost $462,947,096)	460,982,508

Net other assets and
	liabilities – 4.78%	23,122,984

Total net assets – 100.00%		$484,105,492

*	Non income producing security
(a)	Fair valued at January 31, 2012 as determined in good faith using procedures adopted by the Board of Trustees.
(b)	This security has been deemed illiquid in accordance with the policies and procedures adopted by the Board of Trustees.
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

European Focus Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	15.93%
Integrated Oil & Gas	8.87
Aerospace & Defense	5.65
Precious Metals & Minerals	4.69
Hotels, Resorts & Cruise Lines	4.54
Gold	4.24
Health Care Equipment	3.94
Diversified Metals & Mining	3.27
Cable & Satellite	3.01
Data Processing & Outsourced Services	2.72
Automobile Manufacturers	2.70
Tires & Rubber	2.66
Multi-line Insurance	2.66
Paper Products	2.16
Food Retail	2.12
Movies & Entertainment	1.95
Life & Health Insurance	1.82
Broadcasting	1.75
Steel	1.67
Construction Materials	1.45
Fertilizers & Agricultural Chemicals	1.40
Health Care Services	1.39
Heavy Electrical Equipment	1.37
Independent Power Producers &
Energy Traders	1.30
Integrated Telecommunication Services	1.29
Diversified Banks	1.25
Biotechnology	1.23
Auto Parts & Equipment	1.13
Application Software	1.06
Commodity Chemicals	1.04
Diversified REIT’s	0.97
Communications Equipment	0.97
Computer & Electronics Retail	0.73
Industrial Conglomerates	0.63
Long-Term Investments	93.56
Short-Term Investment	1.66
Total Investments	95.22
Net Other Assets and Liabilities	4.78
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks - 95.12%

	Australia - 5.19%
1,351,427	Amcor, Ltd.	$10,100,587
681,074	Australia & New Zealand
	Banking Group, Ltd.	15,480,762
271,632	BHP Billiton, Ltd.	10,808,412
1,133,091	Crown, Ltd.	9,731,834
4,251,189	DUET Group	8,169,028
		54,290,623

	Brazil - 3.23%
1,459,528	CCR S.A.	10,157,887
413,988	Cielo S.A., ADR	12,266,464
468,708	Vale S.A., ADR	11,347,421
		33,771,772

	Canada - 3.37%
331,508	Bank of Montreal	19,271,568
260,825	BCE, Inc.	10,633,815
116,332	Crescent Point
	Energy Corp.	5,320,620
		35,226,003

	Cyprus - 1.26%
1,700,867	ProSafe SE	13,190,634

	Denmark - 1.06%
1,425,010	TDC A/S	11,107,523

	Finland - 0.93%
461,950	Elisa Oyj	9,716,397

	France - 4.42%
133,237	Neopost S.A.	9,411,153
141,172	Sodexo	10,477,607
499,353	Total S.A.	26,391,677
		46,280,437

	Germany - 2.76%
305,978	Siemens AG	28,872,910

	Hong Kong - 1.42%
3,452,000	NWS Holdings, Ltd.	5,590,644
830,500	Swire Pacific, Ltd., Class A ..	9,241,699
		14,832,343

	Italy - 3.20%
1,513,337	ENI SpA	33,453,886

	Korea - 1.42%
1,000,000	KT Corp., ADR	14,890,000

		Value
Shares		(note 2)

	Netherlands - 5.37%
893,899	Royal Dutch Shell plc,
	Class B	$32,517,686
712,359	Unilever N.V.	23,714,333
		56,232,019

	Norway - 1.12%
316,508	Seadrill, Ltd.	11,760,481

	Singapore - 2.87%
1,773,200	Keppel Corp., Ltd.	15,295,321
2,346,000	SembCorp Industries, Ltd.	8,915,117
1,005,000	Venture Corp., Ltd.	5,768,653
		29,979,091

	South Africa - 0.99%
150,490	Kumba Iron Ore, Ltd.	10,318,275

	Sweden - 0.97%
531,729	Tele2 AB, Class B	10,146,038

	Switzerland - 1.87%
361,329	Novartis AG	19,548,272

	Taiwan - 1.05%
7,836,000	CTCI Corp.	11,017,409

	United Kingdom - 33.37%
2,259,560	Amlin plc	12,106,096
220,000	AstraZeneca plc	10,589,223
3,796,407	Aviva plc	20,902,439
5,034,211	BAE Systems plc	24,417,508
2,311,548	Balfour Beatty plc	9,980,557
450,000	British American
	Tobacco plc	20,684,749
3,386,264	BT Group plc	10,858,917
2,346,457	Catlin Group, Ltd.	14,989,862
2,000,000	Centrica plc	9,246,799
2,656,274	Compass Group plc	24,654,118
442,264	Dairy Crest Group plc	2,184,844
1,145,021	GlaxoSmithKline plc	25,440,982
359,051	Imperial Tobacco
	Group plc	12,843,497
1,535,873	National Grid plc	15,295,852
660,082	Provident Financial plc	9,975,112
196,960	Rio Tinto plc	11,809,568
12,366,272	RSA Insurance Group plc	20,655,988
1,514,242	Scottish & Southern
	Energy plc	29,182,537
772,324	Smiths Group plc	11,683,476
3,957,753	Smiths News plc	5,909,207
4,724,049	Standard Life plc	16,213,380

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2012 (continued)

		Value
Shares		(note 2)

	United Kingdom (continued)
1,027,669	Tesco plc	$5,175,607
9,069,718	Vodafone Group plc	24,410,853
		349,211,171

	United States - 19.25%
276,006	Abbott Laboratories	14,945,725
381,864	AGL Resources, Inc.	15,851,175
476,831	Duke Energy Corp.	10,161,268
277,690	Johnson & Johnson	18,302,548
241,719	McGraw-Hill Cos., Inc.	11,119,074
588,552	Merck & Co., Inc.	22,517,999
500,388	Microsoft Corp.	14,776,458
1,046,481	New York Community
	Bancorp, Inc.	13,279,844
692,905	Pfizer, Inc.	14,828,167
374,247	Pitney Bowes, Inc.	7,099,465
244,057	Progress Energy, Inc.	13,259,617
496,577	Reynolds American, Inc.	19,480,716
154,275	United Parcel Service, Inc.,
	Class B	11,670,904
376,500	Verizon Communications,
	Inc.	14,178,990
		201,471,950
	Total common stocks
	(Cost $977,903,223)	995,317,234

REITS - 1.15%

	United Kingdom - 1.15%
1,554,616	British Land Co., plc	11,969,552

	Total REITS
	(Cost $12,259,822)	11,969,552

	Total long-term investments
	(Cost $990,163,045)	1,007,286,786

		Value
Shares		(note 2)

Short-term investments - 3.25%

6,687,795	Federated Obligations
	Fund	$6,687,795
27,345,027	Fidelity Institutional
	Treasury Portfolio	27,345,027

	Total short-term investments
	(Cost $34,032,822)	34,032,822

Total investments - 99.52%
	(Cost $1,024,195,867)	1,041,319,608

Net other assets and
	liabilities – 0.48%	5,062,437

Total net assets – 100.00%		$1,046,382,045

ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Equity Income Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Pharmaceuticals	12.06%
Integrated Oil & Gas	8.83
Integrated Telecommunication Services	7.79
Industrial Conglomerates	6.72
Tobacco	5.07
Electric Utilities	5.03
Multi-line Insurance	3.97
Restaurants	3.36
Diversified Banks	3.32
Multi-Utilities	3.13
Property & Casualty Insurance	2.59
Packaged Foods & Meats	2.48
Aerospace & Defense	2.33
Wireless Telecommunication Services	2.33
Diversified Metals & Mining	2.16
Steel	2.07
Construction & Engineering	2.01
Life & Health Insurance	1.55
Gas Utilities	1.52
Systems Software	1.41
Thrifts & Mortgage Finance	1.27
Oil & Gas Equipment & Services	1.26
Data Processing & Outsourced Services	1.17
Diversified REIT’s	1.14
Oil & Gas Drilling	1.12
Air Freight & Logistics	1.12
Publishing	1.06
Highways & Railtracks	0.97
Paper Packaging	0.97
Consumer Finance	0.95
Casinos & Gaming	0.93
Office Electronics	0.90
Diversified Real Estate Activities	0.88
Office Services & Supplies	0.68
Distributors	0.57
Electronic Manufacturing Services	0.55
Oil & Gas Exploration & Production	0.51
Food Retail	0.49
Long-Term Investments	96.27
Short-Term Investments	3.25
Total Investments	99.52
Net Other Assets and Liabilities	0.48
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Leaders Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks – 93.12%

	Brazil - 3.12%
11,100	BRF - Brasil Foods
	S.A., ADR	$222,333
7,900	Petroleo Brasileiro
	S.A., ADR	241,345
		463,678

	China - 1.83%
2,133	Baidu, Inc., ADR *	272,000

	Germany - 2.71%
3,980	Fresenius SE & Co.,
	KGaA	403,676

	Indonesia - 1.48%
295,500	PT Bank Mandiri Tbk	220,228

	Italy - 5.45%
8,530	Luxottica Group SpA	281,062
53,200	Prada SpA *	254,499
5,880	Saipem SpA	275,196
		810,757

	Japan - 8.20%
1,234	Keyence Corp.	307,448
33,000	Kubota Corp.	297,874
8,000	Makita Corp.	301,968
1,800	SMC Corp.	312,438
		1,219,728

	Singapore - 2.58%
44,600	Keppel Corp., Ltd.	384,712

	Switzerland - 8.49%
14,314	ABB, Ltd. *	298,876
5,186	Compagnie Financiere
	Richemont S.A.	293,526
213	SGS S.A.	382,266
953	Syngenta AG *	288,229
		1,262,897

	United Kingdom - 11.29%
53,463	International Power plc	282,564
6,937	Shire plc	230,214
18,244	Standard Chartered plc	441,008
11,462	Unilever plc	369,545
21,058	Xstrata plc	356,554
		1,679,885

	United States – 47.97%
5,700	Anadarko Petroleum Corp.	460,104
1,668	Apple, Inc. *	761,409
11,000	Dollar General Corp. *	468,710

		Value
Shares		(note 2)

	United States (continued)
4,600	Emerson Electric Co.	$236,348
5,838	Express Scripts, Inc. *	298,672
5,961	Hess Corp.	335,604
8,500	Intuit, Inc.	479,740
6,800	Kansas City Southern *	466,752
23,500	KKR & Co., L.P.	328,530
10,598	Lazard, Ltd., Class A	304,375
5,250	Mead Johnson
	Nutrition Co.	388,973
4,362	Praxair, Inc.	463,244
9,300	QUALCOMM, Inc.	547,026
6,800	Tempur-Pedic
	International, Inc. *	453,628
8,400	The Walt Disney Co.	326,760
5,170	Thermo Fisher
	Scientific, Inc. *	273,493
7,200	United Parcel Service,
	Inc., Class B	544,680
		7,138,048

	Total common stocks
	(Cost $11,351,247)	13,855,609

REITS - 3.91%

	United States - 3.91%
9,163	American Tower Corp.	581,942

	Total REITS
	(Cost $330,088)	581,942

	Total long-term investments
	(Cost $11,681,335)	14,437,551

Short-term investment - 3.17%

472,277	Fidelity Institutional
	Treasury Portfolio	472,277

	Total short-term investment
	(Cost $472,277)	472,277

Total investments - 100.20%
	(Cost $12,153,612)	14,909,828

Net other assets and
	liabilities – (0.20)%	(30,426)

Total net assets – 100.00%		$14,879,402

*	Non income producing security
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Leaders Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Packaged Foods & Meats	6.59%
Apparel, Accessories & Luxury Goods	5.57
Computer Hardware	5.12
Health Care Services	4.72
Diversified Banks	4.44
Industrial Machinery	4.13
Specialized REIT’s	3.91
Integrated Oil & Gas	3.88
Communications Equipment	3.68
Air Freight & Logistics	3.66
Application Software	3.22
General Merchandise Stores	3.15
Railroads	3.14
Industrial Gases	3.11
Oil & Gas Exploration & Production	3.09
Home Furnishings	3.05
Industrial Conglomerates	2.58
Research & Consulting Services	2.57
Diversified Metals & Mining	2.40
Asset Management & Custody Banks	2.21
Movies & Entertainment	2.19
Electronic Equipment & Instruments	2.07
Investment Banking & Brokerage	2.04
Heavy Electrical Equipment	2.01
Construction & Farm Machinery &
Heavy Trucks	2.00
Fertilizers & Agricultural Chemicals	1.94
Independent Power Producers &
Energy Traders	1.90
Oil & Gas Equipment & Services	1.85
Life Sciences Tools & Services	1.84
Internet Software & Services	1.83
Electrical Components & Equipment	1.59
Pharmaceuticals	1.55
Long-Term Investments	97.03
Short-Term Investment	3.17
Total Investments	100.20
Net Other Assets and Liabilities	(0.20)
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks - 95.12%

	China - 6.80%
66,493	Baidu, Inc., ADR *	$8,479,187
677,163	China Digital TV Holding
	Co., Ltd., ADR	2,417,472
98,051	NetEase.com, Inc., ADR *	4,689,779
181,554	Tencent Holdings, Ltd.	4,440,937
		20,027,375

	Germany - 3.13%
71,908	SAP AG	4,344,596
271,179	Wirecard AG	4,873,792
		9,218,388

	Ireland - 2.92%
149,697	Accenture plc, Class A	8,583,626

	Israel - 3.18%
166,121	Check Point Software
	Technologies, Ltd. *	9,350,951

	Japan - 3.15%
94,800	Nippon Telegraph and
	Telephone Corp.	4,738,756
79,700	Tokyo Electron, Ltd.	4,538,153
		9,276,909

	Korea - 2.32%
6,922	Samsung Electronics
	Co., Ltd.	6,821,253

	Mauritius - 0.56%
70,299	Makemytrip, Ltd. *	1,654,135

	Netherlands - 1.52%
104,446	ASML Holding N.V.	4,485,936

	Taiwan - 1.94%
1,774,000	Hon Hai Precision Industry
	Co., Ltd.	5,713,974

	United Kingdom - 6.87%
1,603,927	Blinkx plc *	1,693,404
205,212	Rightmove plc	4,152,112
1,945,007	Spirent Communications
	plc	3,641,153
428,489	Telecity Group plc *	4,368,630
191,932	Velti plc *	1,679,405
1,739,102	Vodafone Group plc	4,680,737
		20,215,441

		Value
Shares		(note 2)

	United States - 62.73%
22,000	Amazon.com, Inc. *	$4,277,680
220,900	Analog Devices, Inc.	8,643,817
56,071	Apple, Inc. *	25,595,290
273,970	Cisco Systems, Inc.	5,378,031
64,680	Citrix Systems, Inc. *	4,217,783
65,353	Cognizant Technology
	Solutions Corp. *	4,689,078
279,249	Dell, Inc. *	4,811,460
158,056	eBay, Inc. *	4,994,570
345,350	EMC Corp. *	8,896,216
51,911	F5 Networks, Inc. *	6,215,823
64,390	Fusion-io, Inc. *	1,488,053
119,381	Gartner, Inc. *	4,525,734
14,804	Google, Inc., Class A *	8,587,948
176,512	Intel Corp.	4,663,447
93,328	Intuit, Inc.	5,267,432
101,769	Lam Research Corp. *	4,334,342
23,116	MasterCard, Inc., Class A	8,219,356
79,505	MercadoLibre, Inc.	6,948,737
300,000	Microsoft Corp.	8,859,000
123,382	NetApp, Inc. *	4,656,437
151,424	Nuance Communications,
	Inc. *	4,318,612
314,258	Oracle Corp.	8,862,076
17,014	Priceline.com, Inc. *	9,008,573
101,592	QUALCOMM, Inc.	5,975,641
84,672	SanDisk Corp. *	3,884,751
81,842	Teradata Corp. *	4,383,458
135,295	Texas Instruments, Inc.	4,380,852
168,871	TIBCO Software, Inc. *	4,402,467
41,521	Visa, Inc., A Shares	4,178,673
		184,665,337

	Total long-term investments
	(Cost $221,046,547)	280,013,325

Short-term investment - 1.12%

3,297,161	Fidelity Institutional
	Treasury Portfolio	3,297,161

	Total short-term investment
	(Cost $3,297,161)	3,297,161

Total investments - 96.24%
	(Cost $224,343,708)	283,310,486

Net other assets and
	liabilities – 3.76%	11,081,961

Total net assets – 100.00%		$294,392,447

*	Non income producing security
ADR	American Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Global Technology Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	15.02%
Computer Hardware	10.33
Systems Software	9.77
Semiconductors	8.33
Application Software	7.66
IT Consulting & Other Services	7.53
Computer Storage & Peripherals	7.25
Communications Equipment	7.20
Data Processing & Outsourced Services	5.87
Internet Retail	5.07
Semiconductor Equipment	4.54
Electronic Manufacturing Services	1.94
Integrated Telecommunication Services	1.61
Wireless Telecommunication Services	1.59
Publishing	1.41
Long-Term Investments	95.12
Short-Term Investment	1.12
Total Investments	96.24
Net Other Assets and Liabilities	3.76
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks - 96.97%

	China - 7.05%
432,450	Baidu, Inc., ADR *	$55,146,024
120,445,900	Bank of China, Ltd.,
	Class H	51,406,900
22,000,000	PetroChina Co., Ltd.,
	Class H	32,112,233
6,639,500	Ping An Insurance (Group)
	Co. of China, Ltd., Class H	52,480,413
		191,145,570

	France - 14.37%
9,655,283	Alcatel-Lucent *	17,163,611
1,379,153	Alstom S.A.	52,568,576
3,733,777	AXA S.A.	56,678,420
958,002	Essilor International S.A.	70,174,392
1,719,336	Renault S.A.	73,237,929
942,778	Sodexo	69,971,790
2,373,442	Vivendi Universal S.A.	49,673,278
		389,467,996

	Germany - 12.47%
902,116	Continental AG *	72,063,362
4,581,450	Deutsche Post AG	76,108,101
732,522	Fresenius SE &
	Co., KGaA	74,296,898
991,008	HeidelbergCement AG	48,708,008
1,105,205	SAP AG	66,775,172
		337,951,541

	Hong Kong - 2.18%
19,220,000	Brilliance China Automotive
	Holdings, Ltd. *	20,545,150
48,344,000	Lenovo Group, Ltd.	38,524,096
		59,069,246

	India - 1.42%
1,600,000	Tata Motors, Ltd., ADR	38,528,000

	Ireland - 0.73%
344,031	Accenture plc, Class A	19,726,738

	Israel - 0.81%
391,298	Check Point Software
	Technologies, Ltd. *	22,026,164

	Italy - 1.53%
5,235,300	Prada SpA *	25,044,761
3,292,402	UniCredit SpA	16,322,109
		41,366,870

		Value
Shares		(note 2)

	Japan - 18.83%
1,496,900	Canon, Inc.	$64,612,976
18,534,000	Daiwa Securities Group, Inc.	66,627,080
224,400	Keyence Corp.	55,908,633
310,100	Nintendo Co., Ltd.	42,068,145
234,700	NSD Co., Ltd.	2,044,618
57,113	Rakuten, Inc.	57,622,536
5,969,000	Sekisui Chemical Co., Ltd.	52,312,936
1,956,500	Sumitomo Mitsui Financial
	Group, Inc.	62,247,606
909,580	Yamada Denki Co., Ltd.	57,997,360
2,952,100	Yamato Holdings Co., Ltd.	48,840,174
		510,282,064

	Korea - 4.49%
141,486	Hyundai Department Store
	Co., Ltd. *	23,048,861
2,522,770	Korean Reinsurance Co.	32,226,599
33,500	Samsung Electronics
	Co., Ltd.	33,012,418
840,000	Shinhan Financial Group
	Co., Ltd. *	33,462,411
		121,750,289

	Luxembourg - 1.56%
2,102,495	ArcelorMittal	42,311,331

	Singapore - 0.94%
2,354,530	DBS Group Holdings, Ltd.	25,363,820

	Spain - 2.15%
669,344	Industria de Diseno
	Textile S.A.	58,398,195

	Sweden - 3.87%
3,115,466	Svenska Cellulosa AB,
	B Shares	52,027,481
5,700,000	Telefonaktiebolaget LM
	Ericsson, B Shares	52,998,897
		105,026,378

	Switzerland - 5.01%
537,615	Kuehne & Nagel
	International AG	67,574,205
403,441	Roche Holding AG	68,284,745
		135,858,950

	Taiwan - 1.30%
2,500,000	Taiwan Semiconductor
	Manufacturing Co.,
	Ltd., ADR	35,200,000

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2012 (continued)

		Value
Shares		(note 2)

	Thailand - 1.38%
3,397,000	PTT pcl	$37,347,777

	United Kingdom - 11.31%
14,439,846	BAE Systems plc	70,037,797
9,235,869	BP plc	68,526,988
6,684,352	Capita Group plc	64,779,222
6,952,643	Essar Energy, Ltd. *	14,155,126
16,000,000	RusPetro plc *	33,406,976
11,062,499	Tesco plc	55,713,612
		306,619,721

	United States - 5.57%
98,889	Apple, Inc. *	45,140,851
31,093	Google, Inc., Class A *	18,037,360
72,296	MasterCard, Inc., Class A	25,706,289
350,600	NetApp, Inc. *	13,231,644
855,152	Oracle Corp.	24,115,286
46,859	Priceline.com, Inc. *	24,810,903
		151,042,333

	Total common stocks
	(Cost $2,466,287,040)	2,628,482,983

Contracts

Options purchased - 0.05%

	United Kingdom - 0.05%
7,785	BP plc, Call @ $519
	Expires 6/15/12	1,002,264
7,401	BP plc, Call @ $719
	Expires 12/21/12	206,426
		1,208,690

	Total options purchased
	(Cost $2,923,391)	1,208,690

	Total long-term investments
	(Cost $2,469,210,431)	2,629,691,673

		Value
Shares		(note 2)

Short-term investments - 2.85%

18,287,601	Fidelity Institutional
	Treasury Portfolio	$18,287,601
58,999,357	Henderson Money
	Market Fund (a)	58,999,357

	Total short-term investments
	(Cost $77,286,958)	77,286,958

Total investments - 99.87%
	(Cost $2,546,497,389)	2,706,978,631

Net other assets and
	liabilities – 0.13%	3,653,943

Total net assets – 100.00%		$2,710,632,574

*	Non income producing security
(a)	Affiliated holding, see notes to financial statements for further information.
ADR	American Depositary Receipts

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

International Opportunities Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	6.97%
Integrated Oil & Gas	5.14
Air Freight & Logistics	4.61
Automobile Manufacturers	3.46
Computer Hardware	3.09
Internet Retail	3.04
Health Care Equipment	2.74
Internet Software & Services	2.70
Auto Parts & Equipment	2.66
Health Care Supplies	2.59
Communications Equipment	2.59
Aerospace & Defense	2.58
Restaurants	2.58
Application Software	2.54
Pharmaceuticals	2.52
Semiconductors	2.52
Marine	2.49
Investment Banking & Brokerage	2.46
Human Resource & Employment Services	2.39
Office Electronics	2.38
Apparel Retail	2.15
Computer & Electronics Retail	2.14
Multi-line Insurance	2.09
Electronic Equipment & Instruments	2.06
Food Retail	2.06
Heavy Electrical Equipment	1.94
Life & Health Insurance	1.94
Homebuilding	1.93
Paper Products	1.92
Movies & Entertainment	1.83
Construction Materials	1.80
Oil & Gas Exploration & Production	1.75
Systems Software	1.70
Steel	1.56
Home Entertainment Software	1.55
Construction & Farm Machinery &
Heavy Trucks	1.42
Reinsurance	1.19
Data Processing & Outsourced Services	0.95
Apparel, Accessories & Luxury Goods	0.92
Department Stores	0.85
IT Consulting & Other Services	0.73
Computer Storage & Peripherals	0.49
Long-Term Investments	97.02
Short-Term Investments	2.85
Total Investments	99.87
Net Other Assets and Liabilities	0.13
100.00%

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Japan Focus Fund
January 31, 2012

		Value
Shares		(note 2)

Common stocks - 100.37%

	Japan - 100.37%
27,400	Asahi Breweries, Ltd.	$605,733
13,700	Benesse Holdings, Inc.	638,087
28,200	Canon, Inc.	1,217,240
47,600	Credit Saison Co., Ltd.	968,612
79,000	Daiwa House Industry
	Co., Ltd.	998,124
390,000	Daiwa Securities Group, Inc.	1,401,994
12,920	Hakuhodo DY
	Holdings, Inc.	792,456
135	INPEX Corp.	921,018
5,200	Keyence Corp.	1,295,565
393,300	Mitsubishi UFJ Financial
	Group, Inc.	1,800,862
275,000	Mitsui OSK Lines, Ltd.	1,039,097
874,000	Mizuho Financial Group, Inc.	1,318,683
16,300	Murata Manufacturing
	Co., Ltd.	933,475
6,800	Nintendo Co., Ltd.	922,488
18,700	Nippon Telegraph and
	Telephone Corp.	934,755
5,210	Nippon Television
	Network Corp.	806,586
40,300	NS Solutions Corp.	794,156
23,600	Oracle Corp., Japan	826,093
1,434	Rakuten, Inc.	1,446,794
19,900	SANKYO Co., Ltd.	972,547
14,600	Secom Co., Ltd.	682,879
109,000	Sekisui Chemical Co., Ltd.	955,287
33,800	Seven & I Holdings
	Co., Ltd.	951,650
18,100	Shin-Etsu Chemical
	Co., Ltd.	940,383
46,500	Sumitomo Mitsui Financial
	Group, Inc.	1,479,435
19,800	TDK Corp.	944,280
52,000	Tokio Marine
	Holdings, Inc.	1,302,388
62,600	Tokyo Broadcasting
	System, Inc.	841,839
22,940	Yamada Denki Co., Ltd.	1,462,718
54,700	Yamato Holdings Co., Ltd.	904,969
		31,100,193

	Total long-term investments
	(Cost $31,353,218)	31,100,193

		Value
Shares		(note 2)

Short-term investment - 0.05%

15,384	Fidelity Institutional
	Treasury Portfolio	$15,384

	Total short-term investment
	(Cost $15,384)	15,384

Total investments - 100.42%
	(Cost $31,368,602)	31,115,577

Net other assets and
	liabilities – (0.42)%	(129,927)

Total net assets – 100.00%		$30,985,650

See notes to financial statements

Henderson Global Funds	Portfolio of investments (unaudited)

Japan Focus Fund
January 31, 2012 (continued)

Other information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	14.84%
Electronic Components	6.06
Broadcasting	5.32
Computer & Electronics Retail	4.72
Internet Retail	4.67
Investment Banking & Brokerage	4.52
Property & Casualty Insurance	4.20
Electronic Equipment & Instruments	4.18
Office Electronics	3.93
Marine	3.35
Diversified Real Estate Activities	3.22
Leisure Products	3.14
Consumer Finance	3.13
Homebuilding	3.08
Food Retail	3.07
Specialty Chemicals	3.04
Integrated Telecommunication Services	3.02
Home Entertainment Software	2.98
Oil & Gas Exploration & Production	2.97
Air Freight & Logistics	2.92
Systems Software	2.67
IT Consulting & Other Services	2.56
Advertising	2.56
Security & Alarm Services	2.20
Education Services	2.06
Brewers	1.96
Long-Term Investments	100.37
Short-Term Investment	0.05
Total Investments	100.42
Net Other Assets and Liabilities	(0.42)
100.00%

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of assets and liabilities
January 31, 2012

	Emerging Markets Opportunities Fund	European Focus Fund	Global Equity Income Fund
Assets:
Investments, at fair value
Securities	$11,459,252	$452,932,112	$1,007,286,786
Affiliated companies, at fair value	—	—	—
Short-term investments, at fair value	861,741	8,050,396	34,032,822
Total investments	12,320,993	460,982,508	1,041,319,608
Cash	17,505	—	—
Foreign cash, at value	18,453	143,943	295,000
Dividends and interest receivable	6,286	4,354,173	7,770,918
Receivable for investment securities sold	59,813	18,759,288	—
Receivable for fund shares sold	155,317	2,094,244	8,930,810
Receivable from investment adviser	4,541	—	—
Prepaid expenses and other assets	20,046	62,325	81,597
Total Assets	12,602,954	486,396,481	1,058,397,933
Liabilities:
Payable for investment securities purchased	—	—	—
Payable for fund shares redeemed	23,322	1,187,098	6,324,990
Payable for open forward foreign currency contracts	—	—	4,079,941
Payable to investment adviser	—	392,736	741,044
Payable for 12b-1 distribution and service fees	2,510	151,640	377,871
Accrued expenses and other payables	72,998	559,515	492,042
Total Liabilities	98,830	2,290,989	12,015,888
Net assets	$12,504,124	$484,105,492	$1,046,382,045
Net assets consist of:
Paid-in capital	$15,801,730	$773,624,001	$1,232,336,852
Accumulated undistributed net investment loss	(239,574)	(22,116,729)	(1,534,813)
Accumulated net realized loss on investments and foreign currency transactions	(2,255,708)	(265,504,325)	(197,593,560)
Net unrealized appreciation/(depreciation) of investments and foreign currencies	(802,324)	(1,897,455)	13,173,566
	$12,504,124	$484,105,492	$1,046,382,045
Net assets:
Class A Shares	$5,862,870	$261,059,624	$429,600,424
Class B Shares	N/A	$24,623,376	N/A
Class C Shares	$1,828,306	$97,481,126	$344,945,269
Class I Shares	$4,812,948	$100,941,366	$271,836,352
Class R Shares	N/A	N/A	N/A
Shares outstanding:
Class A Shares (unlimited number of shares authorized)	711,908	10,862,239	61,184,238
Class B Shares (unlimited number of shares authorized)	N/A	1,077,439	N/A
Class C Shares (unlimited number of shares authorized)	223,409	4,265,901	49,331,607
Class I Shares (unlimited number of shares authorized)	584,115	4,203,784	38,668,010
Class R Shares (unlimited number of shares authorized)	N/A	N/A	N/A
Class A shares:
Net asset value and redemption price per share	$8.24	$24.03	$7.02
Maximum sales charge*	5.75%	5.75%	5.75%
Maximum offering price per share	$8.74	$25.50	$7.45
Class B shares:
Net asset value and offering price per share	N/A	$22.85	N/A
Class C shares:
Net asset value and offering price per share	$8.18	$22.85	$6.99
Class I shares:
Net asset value and offering price per share	$8.24	$24.01	$7.03
Class R shares:
Net asset value and offering price per share	N/A	N/A	N/A
Investments, at cost	$13,112,525	$462,947,096	$1,024,195,867
Foreign cash, at cost	$18,055	$144,725	$315,238

*	On purchases of $50,000 or more, the sales charge will be reduced.

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of assets and liabilities
January 31, 2012 (continued)

Global Leaders Fund	Global Technology Fund	International Opportunities Fund	Japan Focus Fund
$14,437,551	$280,013,325	$2,629,691,673	$31,100,193
—	—	58,999,357	—
472,277	3,297,161	18,287,601	15,384
14,909,828	283,310,486	2,706,978,631	31,115,577
—	—	—	9,918
38	2,935,952	304,333	—
7,764	617,322	5,474,352	30,294
314,479	7,986,786	27,594,507	183,852
35,408	679,573	5,001,227	11,374
—	—	—	—
24,479	42,432	182,104	26,562
15,291,996	295,572,551	2,745,535,154	31,377,577

361,089	—	21,502,655	—
10,470	649,339	7,944,228	327,892
—	—	—	—
3,282	244,174	2,236,223	13,856
6,893	98,496	741,489	12,647
30,860	188,095	2,477,985	37,532
412,594	1,180,104	34,902,580	391,927
$14,879,402	$294,392,447	$2,710,632,574	$30,985,650

$17,295,716	$291,350,063	$3,527,225,065	$59,535,602
(46,470)	(1,474,950)	(4,629,111)	(215,252)

(5,125,459)	(54,507,671)	(972,537,475)	(28,082,509)

2,755,615	59,025,005	160,574,095	(252,191)
$14,879,402	$294,392,447	$2,710,632,574	$30,985,650

$7,410,825	$158,390,777	$1,405,222,530	$19,588,849
N/A	$10,238,868	$58,442,642	N/A
$6,404,255	$69,552,098	$476,777,890	$10,204,882
$1,064,322	$56,210,704	$763,878,097	$1,191,919
N/A	N/A	$6,311,415	N/A

749,783	8,223,715	73,692,233	2,651,040
N/A	573,276	3,236,100	N/A
658,374	3,902,920	26,412,902	1,436,803
107,420	2,895,674	40,056,444	161,316
N/A	N/A	335,247	N/A

$9.88	$19.26	$19.07	$7.39
5.75%	5.75%	5.75%	5.75%
$10.48	$20.44	$20.23	$7.84

N/A	$17.86	$18.06	N/A

$9.73	$17.82	$18.05	$7.10

$9.91	$19.41	$19.07	$7.39

N/A	N/A	19	N/A
$12,153,612	$224,343,708	$2,546,497,389	$31,368,602
$46	$2,874,748	$325,645	$—

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of operations
For the six months ended January 31, 2012

	Emerging Markets Opportunities Fund		European Focus Fund	Global Equity Income Fund
Investment income:
Dividends	$84,217		$6,594,712	$35,656,738
Interest	24		47	1,506
Foreign taxes withheld	(12,760)		(49,027)	(1,508,540)
Total Investment Income	71,481		6,545,732	34,149,704
Expenses:
Investment advisory fees	65,500		2,409,696	4,206,722
12b-1 distribution and service fees:
Class A Shares	10,019		328,741	545,034
Class B Shares	—		128,725	—
Class C Shares	6,669		501,575	1,685,075
Class R Shares	—		—	—
Sub-accounting fees:
Class A Shares	4,140		162,748	173,696
Class B Shares	—		18,216	—
Class C Shares	460		70,380	129,904
Class I Shares	460		47,564	46,000
Class R Shares	—		—	—
Transfer agent fees:
Class A Shares	1,993		67,922	73,321
Class B Shares	—		8,127	—
Class C Shares	616		25,625	48,973
Class I Shares	583		18,976	23,295
Class R Shares	—		—	—
Deferred offering costs	37,304		—	—
Custodian fees	23,295		141,265	100,110
Registration and filing fees	20,154		42,465	48,885
Audit fees	16,560		16,560	16,560
Accounting fees	12,929		13,731	13,121
Administrative fees	1,650		60,754	124,760
Printing and postage fees	676		47,328	78,885
Legal fees	415		16,590	33,665
Compliance officer fees	322		10,917	21,296
Trustees' fees and expenses	309		12,350	23,170
Miscellaneous fees	2,792		26,897	40,939
Total Expenses	206,846		4,177,152	7,433,411
Fees waived and/or expenses reimbursed by investment adviser	(89,641)		—	—
Net Expenses	117,205		4,177,152	7,433,411
Net investment income/(loss)	(45,724)		2,368,580	26,716,293
Realized and unrealized gain/(loss):
Net realized gain/(loss) from:
Investment transactions	(1,821,987)		(4,550,046)	(51,886,756)
Foreign currency transactions	(65,091)		(244,700)	4,488,408
Net change in unrealized appreciation/depreciation of:
Investments	(1,050,537)		(82,663,651)	(12,718,583)
Options	—		(757,285)	—
Translation of other assets and liabilities	(8,894	)(a)	(55,149)	1,477,391
Net Realized and Unrealized Loss	(2,946,509)		(88,270,831)	(58,639,540)
Net decrease in net assets resulting from operations	$(2,992,233)		$(85,902,251)	$(31,923,247)

(a)	Includes foreign capital gains tax of $(11,382) and $(536,902) for Emerging Markets Opportunities Fund and International Opportunities Fund, respectively.

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of operations
(continued)

Global Leaders Fund	Global Technology Fund	International Opportunities Fund	Japan Focus Fund
$76,064	$1,081,317	$18,663,292	$363,000
23	219	14,427	25
(1,414)	(48,082)	(703,157)	(25,410)
74,673	1,033,454	17,974,562	337,615

56,716	1,487,941	13,891,536	130,870

8,820	208,373	1,976,282	28,099
—	51,292	315,896	—
30,687	354,289	2,571,368	52,749
—	—	15,864	—

3,588	76,176	982,928	12,052
—	6,992	50,048	—
2,576	34,592	366,436	7,912
276	21,804	476,928	736
—	—	10,672	—

1,472	30,760	267,866	5,574
—	2,576	16,810	—
1,196	13,862	110,061	2,574
463	6,523	82,393	1,529
—	—	1,075	—
—	—	—	—
5,520	38,885	342,900	10,115
24,830	34,770	97,275	24,225
16,560	16,560	17,083	16,560
12,206	14,097	19,831	13,121
1,784	37,443	359,235	4,393
1,468	27,385	302,345	3,370
477	10,760	97,660	1,106
310	6,557	64,090	751
365	7,600	71,495	864
3,285	17,120	169,030	2,576
172,599	2,506,357	22,677,107	319,176
(51,565)	—	—	(46,608)
121,034	2,506,357	22,677,107	272,568
(46,361)	(1,472,903)	(4,702,545)	65,047

21,405	(8,220,749)	(139,479,434)	189,233
7,919	(544,228)	(1,688,191)	(3,166)

(398,170)	(13,185,782)	(280,140,879)	(2,613,392)
—	—	(1,174,710)	—
(4,253)	59,806	(122,239) (a)	1,087
(373,099)	(21,890,953)	(422,605,453)	(2,426,238)
$(419,460)	$(23,363,856)	$(427,307,998)	$(2,361,191)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
Emerging Markets Opportunities Fund

	Six months ended January 31, 2012	Period ended July 31, 2011*
Net investment loss	$(45,724)	$(9,396)
Net realized loss on investments and foreign currency transactions	(1,887,078)	(398,669)
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(1,059,431)	257,107
Net decrease in net assets resulting from operations	(2,992,233)	(150,958)

Distributions to shareholders from net investment income:
Class A Shares	(83,851)	—
Class C Shares	(24,898)	—
Class I Shares	(88,994)	—
Total distributions to shareholders from net investment income	(197,743)	—

Increase/(decrease) from Fund share transactions:
Class A Shares	(7,437,838)	15,906,432
Class C Shares	632,818	1,397,250
Class I Shares	1,892,274	3,454,122
Net increase/(decrease) from Fund share transactions	(4,912,746)	20,757,804
Net increase/(decrease) in net assets	(8,102,722)	20,606,846

Net assets:
Beginning of period	20,606,846	—
End of period	$12,504,124	$20,606,846
Accumulated undistributed net investment income/(loss)	$(239,574)	$3,893

*	Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
European Focus Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Net investment income	$2,368,580	$366,925
Net realized gain/(loss) on investments and foreign currency transactions	(4,794,746)	40,854,097
Net change in unrealized appreciation/depreciation of investments,options and foreign currency translations	(83,476,085)	71,834,784
Net increase/(decrease) in net assets resulting from operations	(85,902,251)	113,055,806

Distributions to shareholders from net investment income:
Class A Shares	(12,721,862)	(8,404,896)
Class B Shares	(1,055,757)	(809,421)
Class C Shares	(4,115,335)	(2,843,741)
Class I Shares	(5,056,593)	(2,296,854)
Total distributions to shareholders from net investment income	(22,949,547)	(14,354,912)

Increase/(decrease) from Fund share transactions:
Class A Shares	(13,626,541)	25,752,966
Class B Shares	(4,038,789)	(4,291,281)
Class C Shares	(12,450,765)	(6,569,118)
Class I Shares	(6,335,447)	41,796,011
Net increase/(decrease) from Fund share transactions	(36,451,542)	56,688,578
Net increase/(decrease) in net assets	(145,303,340)	155,389,472

Net assets:
Beginning of period	629,408,832	474,019,360
End of period	$484,105,492	$629,408,832
Accumulated undistributed net investment loss	$(22,116,729)	$(1,535,762)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
Global Equity Income Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Net investment income	$26,716,293	$53,721,409
Net realized gain/(loss) on investments, options and foreign currency transactions	(47,398,348)	7,200,996
Net change in unrealized appreciation/depreciation of investments,options and foreign currency translations	(11,241,192)	44,800,122
Net increase/(decrease) in net assets resulting from operations	(31,923,247)	105,722,527

Distributions to shareholders from net investment income:
Class A Shares	(12,563,384)	(30,747,095)
Class C Shares	(8,589,040)	(20,406,974)
Class I Shares	(6,841,059)	(9,909,354)
Total distributions to shareholders from net investment income	(27,993,483)	(61,063,423)

Increase/(decrease) from Fund share transactions:
Class A Shares	(30,679,819)	115,896,955
Class C Shares	2,623,867	71,398,231
Class I Shares	83,283,789	100,954,434
Net increase/(decrease) from Fund share transactions	55,227,837	288,249,620
Net increase/(decrease) in net assets	(4,688,893)	332,908,724

Net assets:
Beginning of period	1,051,070,938	718,162,214
End of period	$1,046,382,045	$1,051,070,938
Accumulated undistributed net investment loss	$(1,534,813)	$(257,623)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
Global Leaders Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Net investment loss	$(46,361)	$(30,947)
Net realized gain on investments and foreign currency transactions	29,324	1,744,669
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(402,423)	784,418
Net increase/(decrease) in net assets resulting from operations	(419,460)	2,498,140

Increase/(decrease) from Fund share transactions:
Class A Shares	(382,144)	(1,875,489)
Class C Shares	(17,956)	(1,558,642)
Class I Shares	17,835	1,058,415
Net increase/(decrease) from Fund share transactions	(382,265)	(2,375,716)
Net increase/(decrease) in net assets	(801,725)	122,424

Net assets:
Beginning of period	15,681,127	15,558,703
End of period	$14,879,402	$15,681,127
Accumulated undistributed net investment loss	$(46,470)	$(109)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
Global Technology Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Net investment loss	$(1,472,903)	$(1,735,280)
Net realized gain/(loss) on investments and foreign currency transactions	(8,764,977)	19,497,707
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(13,125,976)	39,225,466
Net increase/(decrease) in net assets resulting from operations	(23,363,856)	56,987,893

Increase/(decrease) from Fund share transactions:
Class A Shares	(18,920,821)	39,801,892
Class B Shares	(779,182)	50,052
Class C Shares	(4,194,052)	11,042,229
Class I Shares	6,627,359	28,352,951
Net increase/(decrease) from Fund share transactions	(17,266,696)	79,247,124
Net increase/(decrease) in net assets	(40,630,552)	136,235,017

Net assets:
Beginning of period	335,022,999	198,787,982
End of period	$294,392,447	$335,022,999
Accumulated undistributed net investment loss	$(1,474,950)	$(2,047)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
International Opportunities Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Net investment income/(loss)	$(4,702,545)	$17,699,302
Net realized gain/(loss) on investments and foreign currency transactions	(141,167,625)	90,913,574
Net change in unrealized appreciation/depreciation of investments, options and foreign currency translations	(281,437,828)	378,161,511
Net increase/(decrease) in net assets resulting from operations	(427,307,998)	486,774,387

Distributions to shareholders from net investment income:
Class A Shares	(8,152,193)	(13,496,413)
Class I Shares	(6,959,597)	(6,054,467)
Class R Shares	(24,972)	(35,981)
Total distributions to shareholders from net investment income	(15,136,762)	(19,586,861)

Decrease from Fund share transactions:
Class A Shares	(289,638,552)	(426,438,592)
Class B Shares	(10,692,255)	(16,915,987)
Class C Shares	(82,200,621)	(160,419,391)
Class I Shares	62,667,825	159,481,457
Class R Shares	(41,187)	(1,022,454)
Net Decrease from Fund share transactions	(319,904,790)	(445,314,967)
Net increase/(decrease) in net assets	(762,349,550)	21,872,559

Net assets:
Beginning of period	3,472,982,124	3,451,109,565
End of period	$2,710,632,574	$3,472,982,124
Accumulated undistributed net investment income/(loss)	$(4,629,111)	$15,210,196

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes in net assets
Japan Focus Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Net investment income/(loss)	$65,047	$(59,365)
Net realized gain on investments and foreign currency transactions	186,067	480,637
Net change in unrealized appreciation/depreciation of investments and foreign currency translations	(2,612,305)	2,913,783
Net increase/(decrease) in net assets resulting from operations	(2,361,191)	3,335,055

Distributions to shareholders from net investment income:
Class A Shares	(91,862)	(16,007)
Class I Shares	(7,672)	—
Total distributions to shareholders from net investment income	(99,534)	(16,007)

Increase/(decrease) from Fund share transactions:
Class A Shares	(4,744,498)	9,432,233
Class C Shares	(752,649)	423,215
Class I Shares	(5,237,570)	6,684,817
Net increase/(decrease) from Fund share transactions	(10,734,717)	16,540,265
Net increase/(decrease) in net assets	(13,195,442)	19,859,313

Net assets:
Beginning of period	44,181,092	24,321,779
End of period	$30,985,650	$44,181,092
Accumulated undistributed net investment loss	$(215,252)	$(180,765)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
Emerging Markets Opportunities Fund

	Six months ended January 31, 2012	Period ended July 31, 2011*
Amount
Class A shares:
Sold	$2,345,856	$16,401,954
Issued as reinvestment of dividends	83,356	—
Redeemed	(9,867,050)	(495,522)
Net increase/(decrease)	$(7,437,838)	$15,906,432

Class C shares:
Sold	$795,324	$1,607,140
Issued as reinvestment of dividends	24,898	—
Redeemed	(187,404)	(209,890)
Net increase	$632,818	$1,397,250

Class I shares:
Sold	$2,562,862	$3,703,159
Issued as reinvestment of dividends	88,994	—
Redeemed	(759,582)	(249,037)
Net increase	$1,892,274	$3,454,122

Shares
Class A shares:
Sold	278,206	1,677,853
Issued as reinvestment of dividends	11,481	—
Redeemed	(1,204,340)	(51,292)
Net increase/(decrease)	(914,653)	1,626,561

Class C shares:
Sold	101,382	164,436
Issued as reinvestment of dividends	3,449	—
Redeemed	(24,113)	(21,745)
Net increase	80,718	142,691

Class I shares:
Shares sold	324,086	372,249
Issued as reinvestment of dividends	12,241	—
Redeemed	(98,994)	(25,467)
Net increase	237,333	346,782

*	Fund commenced operations on December 31, 2010.

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
European Focus Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Amount
Class A shares:
Sold	$58,442,968	$144,802,616
Issued as reinvestment of dividends	11,509,356	7,464,432
Redeemed	(83,578,865)	(126,514,082)
Net increase/(decrease)	$(13,626,541)	$25,752,966

Class B shares:
Sold	$173,835	$2,597,302
Issued as reinvestment of dividends	885,458	665,995
Redeemed	(5,098,082)	(7,554,578)
Net decrease	$(4,038,789)	$(4,291,281)

Class C shares:
Sold	$5,468,158	$23,840,005
Issued as reinvestment of dividends	3,064,881	2,142,756
Redeemed	(20,983,804)	(32,551,879)
Net decrease	$(12,450,765)	$(6,569,118)

Class I shares:
Sold	$32,290,014	$74,636,213
Issued as reinvestment of dividends	3,173,670	960,053
Redeemed	(41,799,131)	(33,800,255)
Net increase/(decrease)	$(6,335,447)	$41,796,011

Shares
Class A shares:
Sold	2,466,531	4,962,029
Issued as reinvestment of dividends	549,373	266,777
Redeemed	(3,601,307)	(4,385,428)
Net increase/(decrease)	(585,403)	843,378

Class B shares:
Sold	8,211	96,832
Issued as reinvestment of dividends	44,406	25,037
Redeemed	(231,526)	(277,613)
Net decrease	(178,909)	(155,744)

Class C shares:
Sold	247,031	860,201
Issued as reinvestment of dividends	153,782	80,555
Redeemed	(957,402)	(1,204,005)
Net decrease	(556,589)	(263,249)

Class I shares:
Shares sold	1,396,860	2,536,473
Issued as reinvestment of dividends	151,633	34,312
Redeemed	(1,792,974)	(1,191,210)
Net increase/(decrease)	(244,481)	1,379,575

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
Global Equity Income Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Amount
Class A shares:
Sold	$115,859,939	$236,903,318
Issued as reinvestment of dividends	10,362,608	24,446,523
Redeemed	(156,902,366)	(145,452,886)
Net increase/(decrease)	$(30,679,819)	$115,896,955

Class C shares:
Sold	$46,761,157	$128,218,476
Issued as reinvestment of dividends	5,748,514	12,082,487
Redeemed	(49,885,804)	(68,902,732)
Net increase	$2,623,867	$71,398,231

Class I shares:
Sold	$130,901,541	$149,030,283
Issued as reinvestment of dividends	4,474,095	5,114,924
Redeemed	(52,091,847)	(53,190,773)
Net increase	$83,283,789	$100,954,434

Shares
Class A shares:
Sold	16,870,963	31,598,537
Issued as reinvestment of dividends	1,510,721	3,263,066
Redeemed	(22,921,530)	(19,445,138)
Net increase/(decrease)	(4,539,846)	15,416,465

Class C shares:
Sold	6,810,621	17,191,728
Issued as reinvestment of dividends	841,286	1,619,035
Redeemed	(7,326,903)	(9,251,847)
Net increase	325,004	9,558,916

Class I shares:
Shares sold	19,030,961	19,835,260
Issued as reinvestment of dividends	650,640	680,761
Redeemed	(7,599,576)	(7,106,631)
Net increase	12,082,025	13,409,390

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
Global Leaders Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Amount
Class A shares:
Sold	$694,904	$1,539,730
Redeemed	(1,077,048)	(3,415,219)
Net decrease	$(382,144)	$(1,875,489)

Class C shares:
Sold	$962,833	$1,574,694
Redeemed	(980,789)	(3,133,336)
Net decrease	$(17,956)	$(1,558,642)

Class I shares:*
Sold	$57,806	$1,058,420
Redeemed	(39,971)	(5)
Net increase	$17,835	$1,058,415

Shares
Class A shares:
Sold	77,354	157,721
Redeemed	(117,225)	(341,374)
Net decrease	(39,871)	(183,653)

Class C shares:
Sold	107,172	160,104
Redeemed	(107,400)	(317,920)
Net decrease	(228)	(157,816)

Class I shares:*
Shares sold	6,257	105,477
Redeemed	(4,313)	(1)
Net increase	1,944	105,476

*	Class I commenced operations on May 31, 2011.

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
Global Technology Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Amount
Class A shares:
Sold	$31,176,303	$111,012,192
Redeemed	(50,097,124)	(71,210,300)
Net increase/(decrease)	$(18,920,821)	$39,801,892

Class B shares:
Sold	$278,146	$1,480,531
Redeemed	(1,057,328)	(1,430,479)
Net increase/(decrease)	$(779,182)	$50,052

Class C shares:
Sold	$6,865,754	$25,537,724
Redeemed	(11,059,806)	(14,495,495)
Net increase/(decrease)	$(4,194,052)	$11,042,229

Class I shares:
Sold	$26,714,205	$48,433,546
Redeemed	(20,086,846)	(20,080,595)
Net increase	$6,627,359	$28,352,951

Shares
Class A shares:
Sold	1,642,938	5,611,178
Redeemed	(2,745,495)	(3,546,750)
Net increase/(decrease)	(1,102,557)	2,064,428

Class B shares:
Sold	16,231	81,583
Redeemed	(60,876)	(78,280)
Net increase/(decrease)	(44,645)	3,303

Class C shares:
Sold	397,902	1,368,913
Redeemed	(646,623)	(788,245)
Net increase/(decrease)	(248,721)	580,668

Class I shares:
Shares sold	1,451,545	2,367,168
Redeemed	(1,087,295)	(999,626)
Net increase	364,250	1,367,542

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
International Opportunities Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Amount
Class A shares:
Sold	$129,447,568	$445,919,849
Issued as reinvestment of dividends	7,320,292	11,008,482
Redeemed	(426,406,412)	(883,366,924)
Net decrease	$(289,638,552)	$(426,438,593)

Class B shares:
Sold	$139,268	$745,478
Redeemed	(10,831,523)	(17,661,465)
Net decrease	$(10,692,255)	$(16,915,987)

Class C shares:
Sold	$13,790,638	$46,962,649
Redeemed	(95,991,259)	(207,382,040)
Net decrease	$(82,200,621)	$(160,419,391)

Class I shares:
Sold	$229,091,663	$422,383,359
Issued as reinvestment of dividends	3,555,100	2,142,597
Redeemed	(169,978,938)	(265,044,499)
Net increase	$62,667,825	$159,481,457

Class R shares:
Sold	$1,534,638	$3,554,689
Issued as reinvestment of dividends	11,418	17,317
Redeemed	(1,587,243)	(4,594,460)
Net decrease	$(41,187)	$(1,022,454)

Shares
Class A shares:
Sold	6,853,138	20,780,395
Issued as reinvestment of dividends	416,399	520,249
Redeemed	(23,152,651)	(41,510,948)
Net decrease	(15,883,114)	(20,210,304)

Class B shares:
Sold	7,833	39,247
Redeemed	(615,732)	(877,093)
Net decrease	(607,899)	(837,846)

Class C shares:
Sold	781,996	2,343,374
Redeemed	(5,456,739)	(10,359,494)
Net decrease	(4,674,743)	(8,016,120)

Class I shares:
Shares sold	12,476,743	19,980,812
Issued as reinvestment of dividends	202,339	101,162
Redeemed	(9,146,845)	(12,565,717)
Net increase	3,532,237	7,516,257

Class R Shares:
Sold	83,236	167,098
Issued as reinvestment of dividends	658	828
Redeemed	(86,293)	(216,221)
Net decrease	(2,399)	(48,295)

See notes to financial statements

Henderson Global Funds	Financial statements
(unaudited)

Statements of changes - capital stock activity
Japan Focus Fund

	Six months ended January 31, 2012	Year ended July 31, 2011
Amount
Class A shares:
Sold	$3,860,191	$27,487,979
Issued as reinvestment of dividends	80,195	12,129
Redeemed	(8,684,884)	(18,067,875)
Net increase/(decrease)	$(4,744,498)	$9,432,233

Class C shares:
Sold	$561,009	$4,799,711
Redeemed	(1,313,658)	(4,376,496)
Net increase/(decrease)	$(752,649)	$423,215

Class I shares:*
Sold	$676,599	$6,719,955
Issued as reinvestment of dividends	7,672	—
Redeemed	(5,921,841)	(35,138)
Net increase/(decrease)	$(5,237,570)	$6,684,817

Shares
Class A shares:
Sold	528,490	3,635,009
Issued as reinvestment of dividends	11,489	1,549
Redeemed	(1,185,030)	(2,420,910)
Net increase/(decrease)	(645,051)	1,215,648

Class C shares:
Sold	79,387	660,728
Redeemed	(188,336)	(622,791)
Net increase/(decrease)	(108,949)	37,937

Class I shares:*
Shares sold	93,721	875,670
Issued as reinvestment of dividends	1,099	—
Redeemed	(804,711)	(4,463)
Net increase/(decrease)	(709,891)	871,207

* Class I commenced operations on May 31, 2011.

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value,beginning of period	Net investment income (loss) (c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Emerging Markets Opportunities Fund
Class A
Period Ended 1/31/2012	$9.74	(0.02)	(1.35)	(1.37)	(0.13)	0.00	(0.13)
Period Ended 7/31/2011(a)	10.00	0.00 *	(0.26)	(0.26)	0.00	0.00	0.00
Class C
Period Ended 1/31/2012	$9.70	(0.07)	(1.33)	(1.40)	(0.12)	0.00	(0.12)
Period Ended 7/31/2011(a)	10.00	(0.06)	(0.24)	(0.30)	0.00	0.00	0.00
Class I
Period Ended 1/31/2012	$9.75	(0.03)	(1.33)	(1.36)	(0.15)	0.00	(0.15)
Period Ended 7/31/2011(a)	10.00	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00
European Focus Fund
Class A
Period Ended 1/31/2012	$29.07	0.13	(5.17)	(5.04)	0.00	0.00	0.00
Year Ended 7/31/2011	23.90	0.07	5.89	5.96	(0.79)	0.00	(0.79)
Year Ended 7/31/2010	20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/2008	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)
Year Ended 7/31/2007	29.36	0.13	10.19	10.32	0.00	(2.64)	(2.64)
Class B
Period Ended 1/31/2012	$27.51	0.03	(4.69)	(4.66)	0.00	0.00	0.00
Year Ended 7/31/2011	22.65	(0.16)	5.62	5.46	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/2007	28.41	(0.15)	9.84	9.69	0.00	(2.64)	(2.64)
Class C
Period Ended 1/31/2012	$27.50	0.04	(4.69)	(4.65)	0.00	0.00	0.00
Year Ended 7/31/2011	22.65	(0.15)	5.60	5.45	(0.60)	0.00	(0.60)
Year Ended 7/31/2010	19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/2007	28.40	(0.10)	9.80	9.70	0.00	(2.64)	(2.64)
Class I
Period Ended 1/31/2012	$29.10	0.18	(5.27)	(5.09)	0.00	0.00	0.00
Year Ended 7/31/2011	23.92	0.16	5.88	6.04	(0.86)	0.00	(0.86)
Year Ended 7/31/2010	20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Period Ended 7/31/2009(b)	13.35	0.05	6.94	6.99	0.00	0.00	0.00

(a)	The Emerging Markets Opportunities Fund commenced operations on December 31, 2010.
(b)	The European Focus Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

				Ratios to average net assets:
Redemption fees	Net asset value,end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss)to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
N/A	$8.24	(13.87)%	$5,863	1.79%	(0.50)%	3.18%	32%
N/A	9.74	(2.60)	15,841	1.79	0.04	3.97	35

N/A	$8.18	(14.27% )	$1,828	2.54%	(1.71)%	3.94%	32%
N/A	9.70	(3.00)	1,384	2.54	(1.06)	4.72	35

N/A	$8.24	(13.76)%	$4,813	1.54%	(0.75)%	2.83%	32%
N/A	9.75	(2.50)	3,382	1.54	(0.26)	3.72	35

N/A	$24.03	(12.53)%	$261,060	1.58%	1.10%	1.58%	23%
N/A	29.07	25.08	332,755	1.54	0.25	1.54	67
0.00*	23.90	20.97	253,421	1.61	(0.14)	1.61	86
0.00*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01	28.57	(13.28)	719,752	1.46	0.85	1.49	70
0.00	37.04	36.52	1,010,786	1.53	0.39	1.53	61

N/A	$22.85	(12.87)%	$24,623	2.36%	0.29%	2.36%	23%
N/A	27.51	24.18	34,561	2.29	(0.58)	2.29	67
0.00*	22.65	20.07	31,989	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01	27.17	(13.92)	50,949	2.21	0.11	2.24	70
0.00	35.46	35.47	67,668	2.28	(0.46)	2.28	61

N/A	$22.85	(12.83)%	$97,481	2.35%	0.32%	2.35%	23%
N/A	27.50	24.13	132,641	2.29	(0.56)	2.29	67
0.00*	22.65	20.07	115,197	2.36	(0.88)	2.36	86
0.00*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01	27.17	(13.92)	250,126	2.21	0.10	2.24	70
0.00	35.46	35.52	346,856	2.28	(0.31)	2.28	61

N/A	$24.01	(12.38)%	$100,941	1.30%	1.54%	1.30%	23%
N/A	29.10	25.40	129,452	1.29	0.57	1.29	67
0.00*	23.92	21.30	73,412	1.36	0.19	1.36	86
0.00	20.34	52.36	8,954	1.60	0.78	1.60	51

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (c)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Global Equity Income Fund
Class A
Period Ended 1/31/2012	$7.45	0.19	(0.42)	(0.23)	(0.20)	0.00	(0.20)
Year Ended 7/31/2011	6.99	0.46	0.51	0.97	(0.51)	0.00	(0.51)
Year Ended 7/31/2010	7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year Ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year Ended 7/31/2008	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)
Period Ended 7/31/2007(a)	10.00	0.83	0.25	1.08	(0.43)	0.00	(0.43)
Class C
Period Ended 1/31/2012	$7.42	0.17	(0.42)	(0.25)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	6.96	0.40	0.52	0.92	(0.46)	0.00	(0.46)
Year Ended 7/31/2010	7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year Ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year Ended 7/31/2008	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)
Period Ended 7/31/2007(a)	10.00	0.77	0.25	1.02	(0.40)	0.00	(0.40)
Class I
Period Ended 1/31/2012	$7.46	0.20	(0.42)	(0.22)	(0.21)	0.00	(0.21)
Year Ended 7/31/2011	6.99	0.48	0.52	1.00	(0.53)	0.00	(0.53)
Year Ended 7/31/2010	7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Period Ended 7/31/2009(b)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)
Global Leaders Fund
Class A
Period Ended 1/31/2012	$10.14	(0.02)	(0.24)	(0.26)	0.00	0.00	0.00
Year Ended 7/31/2011	8.71	0.02	1.41	1.43	0.00	0.00	0.00
Year Ended 7/31/2010	7.88	(0.06)	0.89	0.83	0.00	0.00	0.00
Year Ended 7/31/2009	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	(0.04)
Year Ended 7/31/2008	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	(0.10)
Period Ended 7/31/2007(a)	10.00	0.01	1.40	1.41	0.00	0.00	0.00
Class C
Period Ended 1/31/2012	$10.02	(0.05)	(0.24)	(0.29)	0.00	0.00	0.00
Year Ended 7/31/2011	8.67	(0.06)	1.41	1.35	0.00	0.00	0.00
Year Ended 7/31/2010	7.90	(0.13)	0.90	0.77	0.00	0.00	0.00
Year Ended 7/31/2009	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	(0.01)
Year Ended 7/31/2008	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	(0.06)
Period Ended 7/31/2007(a)	10.00	(0.05)	1.58	1.53	0.00	0.00	0.00
Class I
Period Ended 1/31/2012	$10.16	(0.01)	(0.24)	(0.25)	0.00	0.00	0.00
Period Ended 7/31/2011(b)	10.50	(0.01)	(0.33)	(0.34)	0.00	0.00	0.00

(a)	The Global Equity Income Fund and Global Leaders Fund commenced operations on November 30, 2006.
(b)
The Global Equity Income Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011. The Global Leaders Fund Class I commenced operations on May 31, 2011.

(c)	Per share data was calculated using average shares outstanding during the period.
(d)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

				Ratios to average net assets:

Redemption fees	Net asset value, end of period	Total return (d)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
N/A	$7.02	(2.97)%	$429,600	1.31%	5.60%	1.31%	50%
N/A	7.45	14.13	489,400	1.32	6.18	1.32	127
0.00*	6.99	5.76	351,445	1.36	7.89	1.37	174
0.00*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00*	8.85	(9.99)	189,490	1.40	8.83	1.44	155
0.00	10.65	10.68	94,377	1.40	11.36	1.85	100

N/A	$6.99	(3.35)%	$344,945	2.06%	4.85%	2.06%	50%
N/A	7.42	13.35	363,455	2.07	5.36	2.07	127
0.00*	6.96	5.01	274,571	2.11	7.17	2.12	174
0.00*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00	8.82	(10.66)	166,946	2.15	8.12	2.19	155
0.00	10.62	10.11	73,070	2.15	10.64	2.60	100

N/A	$7.03	(2.82)%	$271,836	1.02%	5.79%	1.02%	50%
N/A	7.46	14.55	198,216	1.07	6.35	1.07	127
0.00	6.99	5.87	92,146	1.11	8.60	1.12	174
0.00	7.12	22.03	9,119	1.15	13.83	1.32	155

N/A	$9.88	(2.56)%	$7,411	1.40%	(0.35)%	2.14%	22%
N/A	10.14	16.42	8,010	1.87	0.16	2.26	63
0.00*	8.71	10.53	8,479	1.95	(0.71)	2.27	67
0.00*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00*	10.00	(11.67)	12,291	1.95	0.74	3.12	135
0.00	11.41	14.10	4,052	1.95	0.15	13.40	40

N/A	$9.73	(2.89)%	$6,404	2.15%	(1.10)%	2.87%	22%
N/A	10.02	15.57	6,600	2.62	(0.60)	3.01	63
0.00*	8.67	9.75	7,079	2.70	(1.46)	3.02	67
0.00*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135
0.00	11.53	15.30	2,530	2.70	(0.66)	14.15	40

N/A	$9.91	(2.46)%	$1,064	1.15%	(0.10)%	1.89%	22%
N/A	10.16	(3.23)	1,071	1.15%	(0.62)	2.01	63

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:				Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Technology Fund
Class A
Period Ended 1/31/2012	$20.55	(0.08)	(1.21)	(1.29)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	16.10	(0.08)	4.53	4.45	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	12.19	(0.17)	4.41	4.24	0.00	0.00	0.00	0.00
Class B
Period Ended 1/31/2012	$19.13	(0.14)	(1.13)	(1.27)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	15.10	(0.22)	4.25	4.03	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	11.79	(0.26)	4.24	3.98	0.00	0.00	0.00	0.00
Class C
Period Ended 1/31/2012	$19.08	(0.14)	(1.12)	(1.26)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	15.06	(0.22)	4.24	4.02	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	11.76	(0.26)	4.23	3.97	0.00	0.00	0.00	0.00
Class I
Period Ended 1/31/2012	$20.68	(0.05)	(1.22)	(1.27)	0.00	0.00	0.00	0.00
Year Ended 7/31/2011	16.16	(0.02)	4.54	4.52	0.00	0.00	0.00	0.00
Year Ended 7/31/2010	13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Period Ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Technology Fund Class W commenced operations on March 31, 2009. Class W shares converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

				Ratios to average net assets:

Redemption fees	Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss)to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
N/A	$19.26	(6.28)%	$158,391	1.52%	(0.82)%	1.52%	60%
N/A	20.55	27.64	191,623	1.55	(0.42)	1.55	93
0.00*	16.10	20.87	116,903	1.64	(1.07)	1.64	76
0.00*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196
0.00	16.43	34.78	60,329	1.87	(1.14)	1.87	129

N/A	$17.86	(6.64)%	$10,239	2.33%	(1.64)%	2.33%	60%
N/A	19.13	26.69	11,821	2.30	(1.19)	2.30	93
0.00*	15.10	19.94	9,283	2.39	(1.82)	2.39	76
0.00*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01	13.22	(14.82)	7,465	2.32	(1.52)	2.32	196
0.00	15.77	33.76	2,621	2.62	(1.89)	2.62	129

N/A	$17.82	(6.60)%	$69,552	2.28%	(1.58)%	2.28%	60%
N/A	19.08	26.69	79,228	2.30	(1.17)	2.30	93
0.00*	15.06	19.90	53,793	2.39	(1.82)	2.39	76
0.00*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196
0.00	15.73	33.76	25,536	2.62	(1.89)	2.62	129

N/A	$19.41	(6.14)%	$56,211	1.26%	(0.57)%	1.26%	60%
N/A	20.68	27.97	52,351	1.30	(0.12)	1.30	93
0.00*	16.16	21.14	18,810	1.39	(0.82)	1.39	76
0.00	13.34	34.21	2,914	1.71	(0.74)	1.71	160

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities Fund
Class A
Period Ended 1/31/2012	$21.77	(0.02)	(2.57)	(2.59)	(0.11)	0.00	(0.11)
Year Ended 7/31/2011	19.10	0.13	2.68	2.81	(0.14)	0.00	(0.14)
Year Ended 7/31/2010	18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	21.52	0.02	6.43	6.45	(0.04)	(1.02)	(1.06)
Class B
Period Ended 1/31/2012	$20.58	(0.09)	(2.43)	(2.52)	0.00	0.00	0.00
Year Ended 7/31/2011	18.07	(0.03)	2.54	2.51	0.00	0.00	0.00
Year Ended 7/31/2010	17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	20.82	(0.17)	6.22	6.05	0.00	(1.02)	(1.02)
Class C
Period Ended 1/31/2012	$20.56	(0.09)	(2.42)	(2.51)	0.00	0.00	0.00
Year Ended 7/31/2011	18.06	(0.03)	2.53	2.50	0.00	0.00	0.00
Year Ended 7/31/2010	17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	20.81	(0.16)	6.20	6.04	0.00	(1.02)	(1.02)
Class I
Period Ended 1/31/2012	$21.83	(0.00)*	(2.58)	(2.58)	(0.18)	0.00	(0.18)
Year Ended 7/31/2011	19.16	0.19	2.67	2.86	(0.19)	0.00	(0.19)
Year Ended 7/31/2010	18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Period Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00
Class R
Period Ended 1/31/2012	$21.50	(0.07)	(2.53)	(2.60)	(0.07)	0.00	(0.07)
Year Ended 7/31/2011	18.88	0.09	2.64	2.73	(0.11)	0.00	(0.11)
Year Ended 7/31/2010	18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	21.46	0.01	6.38	6.39	(0.05)	(1.02)	(1.07)

(a)	The International Opportunities Fund Class W commenced operations on March 31, 2009. Class W shares were converted to Class I shares on January 18, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

				Ratios to average net assets:

Redemption fees	Net asset value,end of period	Total return (c)	Net assets,end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income (loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
N/A	$19.07	(11.87)%	$1,405,223	1.49%	(0.22)%	1.49%	22%
N/A	21.77	14.71	1,950,064	1.44	0.62	1.44	64
0.00*	19.10	1.59	2,097,217	1.48	0.81	1.48	52
0.00*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83
0.00	26.91	30.69	2,166,598	1.56	0.07	1.56	79

N/A	$18.06	(12.24)%	$58,443	2.29%	(1.02)%	2.29%	22%
N/A	20.58	13.89	79,091	2.19	(0.14)	2.19	64
0.00*	18.07	0.84	84,619	2.23	0.03	2.23	52
0.00*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83
0.00	25.85	29.75	130,558	2.31	(0.71)	2.31	79

N/A	$18.05	(12.21)%	$476,778	2.27%	(1.00)%	2.27%	22%
N/A	20.56	13.84	639,252	2.19	(0.15)	2.19	64
0.00*	18.06	0.84	706,332	2.23	0.04	2.23	52
0.00*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83
0.00	25.83	29.72	1,073,481	2.31	(0.67)	2.31	79

N/A	$19.07	(11.77)%	$763,878	1.25%	(0.02)%	1.25%	22%
N/A	21.83	14.96	797,316	1.19	0.87	1.19	64
0.00*	19.16	1.92	555,653	1.23	1.12	1.23	52
0.00*	18.89	35.32	86,447	1.43	1.98	1.43	66

N/A	$18.83	(12.07)%	$6,311	1.95%	(0.72)%	1.95%	22%
N/A	21.50	14.45	7,258	1.69	0.44	1.69	64
0.00*	18.88	1.35	7,288	1.73	0.73	1.73	52
0.00*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00*	21.94	(10.75)	2,053	1.70	0.61	1.70	83
0.00	26.78	30.52	903	1.81	0.04	1.81	79

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

For a share outstanding throughout the periods indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Japan Focus Fund
Class A
Period Ended 1/31/2012	$7.82	0.02	(0.42)	(0.40)	(0.03)	0.00	(0.03)
Year Ended 7/31/2011	6.87	0.01	0.95	0.96	(0.01)	0.00	(0.01)
Year Ended 7/31/2010	7.03	0.01	(0.17)	(0.16)	0.00	0.00	0.00
Year Ended 7/31/2009	7.75	0.02	(0.74)	(0.72)	0.00	0.00	0.00
Year Ended 7/31/2008	10.13	0.01	(2.02)	(2.01)	0.00	(0.40)	(0.40)
Year Ended 7/31/2007	9.65	(0.05)	0.53	0.48	0.00	0.00	0.00
Class C
Period Ended 1/31/2012	$7.51	(0.01)	(0.40)	(0.41)	0.00	0.00	0.00
Year Ended 7/31/2011	6.65	(0.05)	0.91	0.86	0.00	0.00	0.00
Year Ended 7/31/2010	6.84	(0.04)	(0.15)	(0.19)	0.00	0.00	0.00
Year Ended 7/31/2009	7.60	(0.02)	(0.74)	(0.76)	0.00	0.00	0.00
Year Ended 7/31/2008	10.03	(0.06)	(2.00)	(2.06)	0.00	(0.40)	(0.40)
Year Ended 7/31/2007	9.62	(0.12)	0.53	0.41	0.00	0.00	0.00
Class I
Period Ended 1/31/2012	$7.82	0.06	(0.44)	(0.38)	(0.05)	0.00	(0.05)
Period Ended 7/31/2011(a)	7.48	(0.01)	0.35	0.34	0.00	0.00	0.00

(a)	The Japan Focus Fund Class I commenced operations on May 31, 2011.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Total returns include the payment by affiliates. Absent this payment, results would have been lower.
*	Amount represents less than $0.01.

See notes to financial statements

Henderson Global Funds	Financial highlights
(unaudited)

						Ratios to average net assets:

Redemption fees	Payment by affiliates	Net asset value, end of period	Total return (c)		Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
N/A	0.00	$7.39	(5.07)%		$19,589	1.35%	0.56%	1.60%	21%
N/A	0.00	7.82	13.95		25,765	1.85	0.08	1.99	43
0.00*	0.00	6.87	(2.28)		14,302	1.97	0.20	2.04	38
0.00*	0.00	7.03	(9.29)		18,031	1.97	0.31	2.13	68
0.00*	0.03	7.75	(20.25	)(d)	32,021	1.75	0.12	1.75	68
0.00	0.00	10.13	4.97		61,316	1.84	(0.47)	1.83	61

N/A	0.00	$7.10	(5.46)%		$10,205	2.10%	(0.25)%	2.39%	21%
N/A	0.00	7.51	12.93		11,605	2.60	(0.69)	2.74	43
0.00*	0.00	6.65	(2.78)		10,020	2.73	(0.56)	2.79	38
0.00*	0.00	6.84	(10.00)		12,632	2.72	(0.39)	2.88	68
0.00*	0.03	7.60	(20.97	)(d)	19,920	2.50	(0.71)	2.50	68
0.00	0.00	10.03	4.26		36,496	2.59	(1.23)	2.58	61

N/A	0.00	$7.39	(4.86)%		$1,192	1.10%	1.63%	1.43%	21%
N/A	0.00	7.82	4.55		6,811	1.10	(1.02)	1.74	43

See notes to financial statements

Henderson Global Funds	Notes to financial statements
(unaudited)

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. The Henderson Emerging Markets Opportunities Fund, Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Leaders Fund (formerly known as Henderson Global Opportunities), Henderson Global Technology Fund, Henderson International Opportunities Fund and Henderson Japan Focus Fund (formerly known as Henderson Japan-Asia Focus) (collectively, the “Funds”) are included in this report and are each a separate series of the Trust and are diversified. The remaining three series of the Trust, Henderson International All Cap Equity Fund (formerly known as Henderson International Equity), Henderson Money Market Fund and Henderson Strategic Income Fund (formerly known as Henderson Worldwide Income), are not included in this report because their fiscal year end is December 31. Effective June 1, 2011, Henderson Global Opportunities Fund changed its name to Henderson Global Leaders Fund and Henderson Japan-Asia Focus Fund to Henderson Japan Focus Fund. Both Funds commenced offering Class I shares on May 31, 2011.

The Funds offer the following share classes:

Emerging Markets	Class A
Opportunities	Class C
Class I

European Focus	Class A
Class B
Class C
Class I

Global Equity Income	Class A
Class C
Class I

Global Leaders	Class A
Class C
Class I

Global Technology	Class A
Class B
Class C
Class I

International Opportunities	Class A
Class B
Class C
Class I
Class R

Japan Focus	Class A
Class C
Class I

Class A shares generally provide for a front-end sales charge. Class B and C shares provide for a contingent deferred sales charge. Class R and I shares are not subject to a front-end or contingent deferred sales charge.

Each class of shares has equal rights as to earnings and assets except that each class may bear different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

Note 2. Significant accounting policies

Security valuation

Securities and derivatives traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked price.

Debt securities are valued at the market value provided by independent pricing services approved by the Board of Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked price or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques that take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Henderson Global Funds	Notes to financial statements
(unaudited)

Short-term investments purchased with an original or remaining maturity of 60 days or less at time of purchase are valued at amortized cost, which approximates fair market value. Investments in registered investment companies are valued at its reported net asset value, which approximates fair market value.

Forward foreign currency contracts are valued daily at the applicable quoted forward rate.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Board of Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

For equity securities the Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Security transactions and investment income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Securities gains and losses are determined on the specified identified cost basis, which is the same basis used for federal income tax purposes.

Foreign currency translation

Investments in securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not separate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Forward foreign currency contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-US dollar denominated investment securities. When entering into forward foreign currency contracts, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forward foreign currency contracts include net gains or losses on contracts that have matured. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

Henderson Global Funds	Notes to financial statements
(unaudited)

The Global Equity Income Fund held the following open forward foreign currency contracts at January 31, 2012:

	Value date	Local amount (000’s)	Current notional value	Unrealized appreciation/ (depreciation)
Australian
Dollar
Short	4/13/12	23,338	$24,228,835	$(890,735)

British
Pound
Short	4/13/12	185,796	188,985,206	(3,189,206)

During the six months ended January 31, 2012, average monthly notional value related to forward foreign currency contracts for Global Equity Income was $127.0 million or 12.1% of net assets.

For the six months ended January 31, 2012, Emerging Markets Opportunities, European Focus, Global Technology, Global Leaders, International Opportunities and Japan Focus did not invest in forward foreign currency contracts or engage in related hedging activities.

Options purchased

The Funds may purchase options to create investment exposure consistent with its investment objective or to hedge or limit exposure of its portfolio holdings. Options are valued daily and unrealized appreciation or depreciation is recorded. The Fund realizes a gain or loss upon the expiration or closing of the option transaction. Options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying instrument, the possibility of an illiquid market for the option or the inability of counterparties to perform. When applicable, option contracts purchased by the Funds and contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options written

Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument that the Fund purchases upon exercise of the option.

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in a Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

During the six months ended January 31, 2012, the Funds did not hold any written options.

Derivative instruments

The following table summarizes each Fund’s fair value of derivative instruments held at January 31, 2012 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

European Focus:

	Location on statement	Fair
	of assets and liabilities	value
Assets

Equity	Investments,
risk	at fair value - Securities	$778,953

Global Equity Income:
	Location on statement	Fair
	of assets and liabilities	value
Foreign currency	Payable for open
risk	forward foreign
	currency contracts	$4,079,941

International Opportunities:
	Location on statement	Fair
	of assets and liabilities	value
Assets

Equity	Investments,
risk	at fair value - Securities	$1,208,690

Henderson Global Funds	Notes to financial statements
(unaudited)

Additionally, the amount of gains and losses on derivative instruments recognized in the Funds’ earnings during the year and the related location on the accompanying Statement of Operations is summarized in the following table by primary risk exposure:

European Focus:
	Location on statement	Fair
	of operations	value
Change in unrealized appreciation/depreciation

Equity risk	Net change in unrealized
appreciation/depreciation
	of options	$(757,285)

Global Equity Income:
	Location on statement	Fair
	of operations	value
Realized gain (loss)

Foreign currency	Net realized gain/(loss)
risk	from foreign currency
	transactions	$5,548,471

Change in unrealized appreciation/depreciation

Foreign currency	Net change in unrealized
risk	appreciation/depreciation
of translation of other
	assets and liabilities	$1,750,796

International Opportunities:
	Location on statement	Fair
	of operations	value
Change in unrealized appreciation/depreciation

Equity risk	Net change in unrealized
appreciation/depreciation
	of options	$(1,174,710)

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as future claims may be made against the Trust that have not yet been asserted.

Use of estimates

The preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Effective August 1, 2011, the Funds began accruing transfer agent and sub-accounting fees at the Class level. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

Deferred offering costs

Cost incurred in connection with the offering and initial registration of Emerging Markets Opportunities have been deferred in conformity with GAAP and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

Federal income taxes

The Trust’s policy is that each Fund seeks to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended “Subchapter M”, that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. No federal income tax provision is required so long as each Fund operates in a manner that complies with the requirements of Subchapter M. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the US Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

Henderson Global Funds	Notes to financial statements
(unaudited)

The Funds intend to utilize provisions of the federal income tax laws, which allows them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2011 the Funds had the following capital loss carry forwards:

	Expiring on July 31, 2016	Expiring on July 31, 2017	Expiring on July 31, 2018	Expiring on July 31, 2019

Emerging
Markets
Opportunities	—	—	—	—

European
Focus	—	$5,828,183	$254,881,395	—

Global
Equity
Income	$506,123	40,759,829	75,631,427	$38,549,435

Global
Leaders	—	1,810,859	3,284,125	—

Global
Technology	—	35,842,252	8,744,623	—

International
Opportunities	—	135,899,187	688,182,842	—

Japan
Focus	949,426	8,809,249	16,954,849	457,235

During the year ended July 31, 2011 the Funds utilized the following capital loss carryforwards:

Emerging Markets Opportunities	—
European Focus	$20,063,929
Global Equity Income	—
Global Leaders	1,729,874
Global Technology	17,287,705
International Opportunities	50,019,477
Japan Focus	—

At July 31, 2011, the following Funds deferred post-October losses, which will be recognized on the first day of the following year:

Capital loss deferred

Emerging Markets Opportunities	$368,630
European Focus	—
Global Equity Income	579,135
Global Leaders	—
Global Technology	—
International Opportunities	—
Japan Focus	—

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

The tax character of distributions paid during the six months ended January 31, 2012 and year ended July 31, 2011 were as follows:

Six months ended January 31, 2012	Ordinary income

Emerging Markets Opportunities	$197,743
European Focus	22,949,547
Global Equity Income	27,993,483
Global Leaders	—
Global Technology	—
International Opportunities	15,136,762
Japan Focus	99,534

Henderson Global Funds	Notes to financial statements
(unaudited)

Year ended July 31, 2011	Ordinary income
Emerging Markets Opportunities	—
European Focus	$14,354,912
Global Equity Income	61,063,423
Global Leaders	—
Global Technology	—
International Opportunities	19,586,861
Japan Focus	16,007

As of July 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed appreciation (depreciation)

Emerging Markets
Opportunities	$197,742	$65,766

European Focus	22,949,523	57,099,608

Global Equity Income	2,589,083	27,412,464

Global Leaders	—	3,098,321

Global Technology	—	70,995,161

International Opportunities	15,136,531	434,832,884

Japan Focus	60,671	1,033,241

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

Note 3. Fair value measurements

Various inputs are used in determining the value of the Funds’ investments. The Funds uses a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the following three broad levels:

•	Level 1 – quoted prices (unadjusted) in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including management’s own assumptions in determining the fair value of investments)

On May 12, 2011, FASB issued ASU 2011- 04, modifying ASU 820, Fair Value Measurements and Disclosures. The ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, (a) quantitative information about significant unobservable inputs used, (b) a description of the valuation processes used by the reporting entity, and (c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current reporting period. Funds’ management is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Any transfers between levels are disclosed, effective at the end of the period, in the table below with the reasons for the transfers disclosed in a note to the table, if applicable.

Henderson Global Funds	Notes to financial statements
(unaudited)

The following tables summarize the Funds’ investments that are measured at fair value by level within the fair value hierarchy at January 31, 2012:

Emerging Markets Opportunities
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Australia	$192,599	$—	$338,593	$531,192
Brazil	884,317	—	—	884,317
Canada	36,272	—	—	36,272
Chile	71,998	—	—	71,998
China	1,617,650	—	—	1,617,650
Colombia	54,271	—	—	54,271
Hong Kong	1,393,502	—	—	1,393,502
India	771,746	—	—	771,746
Indonesia	774,328	—	—	774,328
Italy	281,767	—	—	281,767
Kazakhstan	318,776	—	—	318,776
Korea	1,191,748	—	—	1,191,748
Malaysia	309,954	—	—	309,954
Mexico	270,647	—	—	270,647
Panama	85,175	—	—	85,175
South Africa	379,270	—	—	379,270
Taiwan	566,597	—	—	566,597
Thailand	350,239	—	—	350,239
Ukraine	135,576	—	—	135,576
United Kingdom	1,035,082	—	—	1,035,082
United States	147,874	—	—	147,874
Total Common Stocks	10,869,388	—	338,593	11,207,981
Preferred Stock
Brazil	251,271	—	—	251,271
Total Preferred Stock	251,271	—	—	251,271
Short-Term Investment	861,741	—	—	861,741
Total	$11,982,400	$—	$338,593	$12,320,993

During the period ended January 31, 2012, a security with a total value of $338,593 was transferred from Level 1 to Level 3. On January 31, market quotations were not available for the security. As a result the security was fair valued using procedures adopted by the Board of Trustees.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in securities	Balance as of July 31, 2011	Accrued discounts/ premiums	Realized gain/ (loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	Balance as of January 31, 2012
Common Stock
Australia
Cape Lambert
Resources, Ltd.	$0	$0	$0	$0	$0	$0	$338,593	$0	$338,593
Total	$0	$0	$0	$0	$0	$0	$338,593	$0	$338,593

The total net change in unrealized appreciation (depreciation) in the Statement of Operations attributable to Level 3 investments held at January 31, 2012 was $0.

Henderson Global Funds	Notes to financial statements
(unaudited)

European Focus
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Australia	$7,049,977	$—	$—	$7,049,977
Austria	5,042,950	—	—	5,042,950
Belgium	4,226,473	—	—	4,226,473
France	41,081,700	—	—	41,081,700
Germany	57,906,966	—	—	57,906,966
Ireland	7,319,064	—	—	7,319,064
Italy	6,035,959	—	—	6,035,959
Kazakhstan	18,793,115	—	—	18,793,115
Luxembourg	24,868,089	—	—	24,868,089
Norway	7,365,041	—	—	7,365,041
Portugal	12,299,213	—	—	12,299,213
Russia	6,775,744	—	—	6,775,744
Spain	19,099,006	—	—	19,099,006
Sweden	10,478,588	—	—	10,478,588
Switzerland	10,878,644	—	—	10,878,644
United Kingdom	208,247,522	—	—	208,247,522
Total Common Stocks	447,468,051	—	—	447,468,051
REITS
United Kingdom	4,685,108	—	—	4,685,108
Total REITS	4,685,108	—	—	4,685,108
Options Purchased
United Kingdom	—	778,953	—	778,953
Total Options Purchased	—	778,953	—	778,953
Short-Term Investment	8,050,396	—	—	8,050,396
Total	$460,203,555	$778,953	$—	$460,982,508

During the period ended January 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in securities	Balance as of July 31, 2011	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation (depreciation)	Purchases	Sales	Transfers in to level 3	Transfers out of level 3	Balance as of January 31, 2012
Common Stock
Netherlands
Amtel Vredestein
N.V., GDR	$0	$0	$0	$0	$0	$0	$0	$0	$0
Total	$0	$0	$0	$0	$0	$0	$0	$0	$0

The total net change in unrealized appreciation (depreciation) in the Statement of Operations attributable to Level 3 investments held at January 31, 2012 was $0.

Henderson Global Funds	Notes to financial statements
(unaudited)

Global Equity Income
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Assets
Common Stocks
Australia	$54,290,623	$—	$—	$54,290,623
Brazil	33,771,772	—	—	33,771,772
Canada	35,226,003	—	—	35,226,003
Cyprus	13,190,634	—	—	13,190,634
Denmark	11,107,523	—	—	11,107,523
Finland	9,716,397	—	—	9,716,397
France	46,280,437	—	—	46,280,437
Germany	28,872,910	—	—	28,872,910
Hong Kong	14,832,343	—	—	14,832,343
Italy	33,453,886	—	—	33,453,886
Korea	14,890,000	—	—	14,890,000
Netherlands	56,232,019	—	—	56,232,019
Norway	11,760,481	—	—	11,760,481
Singapore	29,979,091	—	—	29,979,091
South Africa	10,318,275	—	—	10,318,275
Sweden	10,146,038	—	—	10,146,038
Switzerland	19,548,272	—	—	19,548,272
Taiwan	11,017,409	—	—	11,017,409
United Kingdom	349,211,171	—	—	349,211,171
United States	201,471,950	—	—	201,471,950
Total Common Stocks	995,317,234	—	—	995,317,234
REITS
United Kingdom	11,969,552	—	—	11,969,552
Total REITS	11,969,552	—	—	11,969,552
Short-Term Investments	34,032,822	—	—	34,032,822
Total	1,041,319,608	—	—	1,041,319,608

Liabilities
Financial Derivative Instruments
Forward Foreign Currency Contracts	—	(4,079,941)	—	(4,079,941)
Total Financial Derivative Instruments	$—	$(4,079,941)	$—	$(4,079,941)

During the period ended January 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Henderson Global Funds	Notes to financial statements
(unaudited)

Global Leaders
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Brazil	$463,678	$—	$—	$463,678
China	272,000	—	—	272,000
Germany	403,676	—	—	403,676
Indonesia	220,228	—	—	220,228
Italy	810,757	—	—	810,757
Japan	1,219,728	—	—	1,219,728
Singapore	384,712	—	—	384,712
Switzerland	1,262,897	—	—	1,262,897
United Kingdom	1,679,885	—	—	1,679,885
United States	7,138,048	—	—	7,138,048
Total Common Stocks	13,855,609	—	—	13,855,609
REITS
United States	581,942	—	—	581,942
Total REITS	581,942	—	—	581,942
Short-Term Investment	472,277	—	—	472,277
Total	$14,909,828	$—	$—	$14,909,828

During the period ended January 31, 2012, there were no transferred in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Global Technology
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
China	$20,027,375	$—	$—	$20,027,375
Germany	9,218,388	—	—	9,218,388
Ireland	8,583,626	—	—	8,583,626
Israel	9,350,951	—	—	9,350,951
Japan	9,276,909	—	—	9,276,909
Korea	6,821,253	—	—	6,821,253
Mauritius	1,654,135	—	—	1,654,135
Netherlands	4,485,936	—	—	4,485,936
Taiwan	5,713,974	—	—	5,713,974
United Kingdom	20,215,441	—	—	20,215,441
United States	184,665,337	—	—	184,665,337
Total Common Stocks	280,013,325	—	—	280,013,325
Short-Term Investment	3,297,161	—	—	3,297,161
Total	$283,310,486	$—	$—	$283,310,486

During the period ended January 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Henderson Global Funds	Notes to financial statements
(unaudited)

International Opportunities
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
China	$191,145,570	$—	$—	$191,145,570
France	389,467,996	—	—	389,467,996
Germany	337,951,541	—	—	337,951,541
Hong Kong	59,069,246	—	—	59,069,246
India	38,528,000	—	—	38,528,000
Ireland	19,726,738	—	—	19,726,738
Israel	22,026,164	—	—	22,026,164
Italy	41,366,870	—	—	41,366,870
Japan	510,282,064	—	—	510,282,064
Korea	121,750,289	—	—	121,750,289
Luxembourg	42,311,331	—	—	42,311,331
Singapore	25,363,820	—	—	25,363,820
Spain	58,398,195	—	—	58,398,195
Sweden	105,026,378	—	—	105,026,378
Switzerland	135,858,950	—	—	135,858,950
Taiwan	35,200,000	—	—	35,200,000
Thailand	37,347,777	—	—	37,347,777
United Kingdom	306,619,721	—	—	306,619,721
United States	151,042,333	—	—	151,042,333
Total Common Stocks	2,628,482,983	—	—	2,628,482,983
Options Purchased
United Kingdom	—	1,208,690	—	1,208,690
Total Options Purchased	—	1,208,690	—	1,208,690
Short-Term Investments	77,286,958	—	—	77,286,958
Total	$2,705,769,941	$1,208,690	$—	$2,706,978,631

During the period ended January 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Japan Focus
Description	Quoted prices in active markets for identical assets (level 1)	Significant other observable inputs (level 2)	Significant unobservable inputs (level 3)	Total
Common Stocks
Japan	$31,100,193	$—	$—	$31,100,193
Total Common Stocks	31,100,193	—	—	31,100,193
Short-Term Investment	15,384	—	—	15,384
Total	$31,115,577	$—	$—	$31,115,577

During the period ended January 31, 2012, there were no transfers in or out of security levels as a result of the fair value pricing procedures established by the Funds.

Henderson Global Funds	Notes to financial statements
(unaudited)

Note 4. Investment advisory fees and other transactions with affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly-owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. HGINA earns a fee for its services, paid based on each Fund’s average daily net assets set forth below.

Emerging Markets
Opportunities	First $1 billion	1.00%
	Next $1 billion	0.90%
	Over $2 billion	0.85%

European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%

Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%

Global Leaders	First $500 million	0.80%
	Next $1 billion	0.70%
	Over $1.5 billion	0.65%

Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%

International Opportunities First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%

Japan Focus	First $500 million	0.75%
	Next $1 billion	0.65%
	Over $1.5 billion	0.60%

Prior to June 1, 2011 HGINA earned a fee for its services for the following Funds, paid based on the Fund’s average daily net assets as set forth below.

Global Leaders	First $500 million	0.80%
	Next $1 billion	0.70%
	Over $1.5 billion	0.65%

Japan Focus	First $500 million	0.75%
	Next $1 billion	0.65%
	Over $1.5 billion	0.60%

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its investment advisory fee and, if necessary, to reimburse expenses of each Fund in order to limit total ordinary operating expenses, including distribution and service fees, as a percentage of average daily net assets as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R
Emerging
Markets
Opportunities	1.79%	N/A	2.54%	1.54%	N/A

European
Focus	2.00	2.75%	2.75	1.75	N/A

Global
Equity
Income	1.40	N/A	2.15	1.15	N/A

Global
Leaders	1.40	N/A	2.15	1.15	N/A

Global
Technology	2.00	2.75	2.75	1.75	N/A

International
Opportunities	2.00	2.75	2.75	1.75	2.25%

Japan
Focus	1.35	N/A	2.10	1.10	N/A

These agreements are effective through July 31, 2020, except the agreement for Emerging Markets Opportunities, which is effective through July 31, 2015. Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At January 31, 2012, HII owned the following number of shares in the following Funds:

Shares

Emerging Markets Class A	25,451

Emerging Markets Class C	25,415

Emerging Markets Class I	255,096

Global Leaders Class C	5,032

Global Leaders Class I	60,770

Japan Focus Class I	1,346

Henderson Global Funds	Notes to financial statements
(unaudited)

An affiliated person of a Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. At January 31, 2012, the International Opportunities Fund held 79% of the Henderson Money Market Fund. Transactions in affiliates during the six months ended January 31, 2012 were as follows:

Affiliate	Balance of shares held 7/31/2011	Purchases	Sales	Balance of shares held 1/31/2012	Value
Henderson
Money
Market
Fund	67,218,966	525,367,139	533,586,748	58,999,357	$58,999,357

The aggregate cost and value of affiliates at January 31, 2012 is $58,999,357 and $58,999,357, respectively. Investments in affiliates represented 2.18% of the total net assets of International Opportunities Fund as of January 31, 2012.

The Henderson International Opportunities Fund invests a portion of its un-invested cash in the Henderson Money Market Fund to assist with short-term cash management.

Note 5. Compensation of trustees and officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payments to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services directly related to the Trust. This compensation is reflected as Compliance officer fees in the Statements of Operations.

Note 6. Distributions

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

Note 7. Investment transactions

Purchases and sales of investment securities, excluding short-term investments and US government securities, for the Funds for the six months ended January 31, 2012, were as follows:

	Purchases	Sales

Emerging Markets
Opportunities	$4,267,182	$9,771,698
European Focus	113,724,382	200,384,777
Global Equity Income	532,607,678	483,779,331
Global Leaders	3,038,989	3,850,250
Global Technology	173,445,266	187,781,644
International Opportunities	639,803,505	1,008,125,283
Japan Focus	7,159,424	13,038,936

The US federal income tax basis of the Funds’ investments, excluding foreign currency and forward currency contracts, at January 31, 2012, and the gross unrealized appreciation and depreciation, were as follows:

	Emerging Markets Opportunities	European Focus

Cost	$13,284,011	$462,971,836

Gross unrealized
appreciation	919,844	73,392,364

Gross unrealized
depreciation	(1,882,862)	(75,381,692)

Net unrealized
depreciation	(963,018)	(1,989,328)

	Global Equity	Global
	Income	Leaders

Cost	$1,027,156,665	$12,186,898

Gross unrealized
appreciation	54,563,648	2,974,398

Gross unrealized
depreciation	(40,400,705)	(251,468)

Net unrealized
appreciation	14,162,943	2,722,930

Henderson Global Funds	Notes to financial statements
(unaudited)

	Global Technology	International Opportunities

Cost	$226,567,398	$2,550,415,371

Gross unrealized
appreciation	61,422,470	383,853,250

Gross unrealized
depreciation	(4,679,382)	(227,289,990)

Net unrealized
appreciation	56,743,088	156,563,260

Japan Focus

Cost	$32,559,083

Gross unrealized appreciation	2,000,046

Gross unrealized depreciation	(3,443,552)

Net unrealized depreciation	(1,443,506)

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of January 31, 2012.

Note 8. Significant concentrations

The Funds invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

Note 9. Borrowing arrangements

The Trust has a $100 million credit facility for certain Funds to facilitate portfolio liquidity. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating Funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed by the Funds under this facility during the six months ended January 31, 2012.

Henderson Global Funds	Other information
(unaudited)

Proxy voting policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2011 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly portfolio of investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at ww.hendersonglobalinvestors.com.

Federal tax information

Certain tax information for the Funds is required to be provided to shareholders based on the Funds’ income and distributions for the taxable year ending July 31, 2011. In February 2012, shareholders will receive Form 1099-DIV, which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2011. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

The exact source of aggregate fund distributions for each fiscal year can only be determined as of the end of each Fund’s fiscal year, July 31. However, under Section 19(a) of the Investment Company Act of 1940, the Funds are required to indicate the source of each distribution to shareholders at the time of payment if the distribution is made from any source other than accumulated undistributed net income.  For purposes of this disclosure, the source of each distribution is based on U.S. Generally Accepted Accounting Principles (“GAAP”) and will differ from federal income tax-based reporting provided to shareholders due to certain tax adjustments. For federal income tax purposes, the Funds will send you a Form 1099-DIV for each calendar year that will tell you how to report these distributions.

The Funds are making the following disclosures pursuant to Section 19(a).

During the period ended January 31, 2012, Emerging Markets Opportunities, European Focus, Global Equity Income, International Opportunities and Japan Focus paid the following distributions, which were paid in part from sources other than accumulated undistributed net income as measured at the time of payment:

Henderson Global Funds	Other information
(unaudited)

Emerging Markets Opportunities

			% from
			accumulated	% from
			undistributed	accumulated	% from
			net	realized	paid-in
Pay Date	Ex-Date	Amount	income	gains	capital
Dec. 29, 2011	Dec. 28, 2011	Class A: $0.13097	0.0%	0.0%	100.0%
		Class C: $0.11996	0.0%	0.0%	100.0%
		Class I: $0.14818	0.0%	0.0%	100.0%

European Focus

			% from
			accumulated	% from
			undistributed	accumulated	% from
			net	realized	paid-in
Pay Date	Ex-Date	Amount	income	gains	capital
Dec. 29, 2011	Dec. 28, 2011	Class A: $1.21905	0.0%	0.0%	100.0%
		Class B: $0.97754	0.0%	0.0%	100.0%
		Class C: $0.97754	0.0%	0.0%	100.0%
		Class I: $1.29573	0.0%	0.0%	100.0%

Global Equity Income

			% from
			accumulated	% from
			undistributed	accumulated	% from
			net	realized	paid-in
Pay Date	Ex-Date	Amount	income	gains	capital
Dec. 29, 2011	Dec. 29, 2011	Class A: $0.03206	42.2%	0.0%	57.8%
		Class C: $0.02796	42.2%	0.0%	57.8%
		Class I: $0.03383	42.2%	0.0%	57.8%

International Opportunities

			% from
			accumulated	% from
			undistributed	accumulated	% from
			net	realized	paid-in
Pay Date	Ex-Date	Amount	income	gains	capital
Dec. 29, 2011	Dec. 28, 2011	Class A: $0.10751	91.5%	0.0%	8.5%
		Class R: $0.06957	91.5%	0.0%	8.5%
		Class I: $0.17656	91.5%	0.0%	8.5%

Japan Focus

			% from
			accumulated	% from
			undistributed	accumulated	% from
			net	realized	paid-in
Pay Date	Ex-Date	Amount	income	gains	capital
Dec. 29, 2011	Dec. 28, 2011	Class A: $0.03197	0.0%	0.0%	100.0%
		Class I: $0.04737	0.0%	0.0%	100.0%

Henderson Global Funds	Other information
(unaudited)

Shareholder expense

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended January 31, 2012.

Actual expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical example for comparison purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds Statement of Operations net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class	Class	Class	Class	Class
	A	B	C	I	R

Emerging Markets Opportunities	1.79%	N/A	2.54%	1.54%	N/A

European Focus	1.58	2.36%	2.35	1.30	N/A

Global Equity Income	1.31	N/A	2.06	1.02	N/A

Global Leaders	1.40	N/A	2.15	1.15	N/A

Global Technology	1.52	2.33	2.28	1.26	N/A

International Opportunities	1.49	2.29	2.27	1.25	1.95%

Japan Focus	1.35	N/A	2.10	1.10	N/A

Henderson Global Funds	Other information
(unaudited)

Please note that the expenses do not reflect shareowner transaction costs such as front-end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11, 13 and 15. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Table 1

	Beginning	Ending
	account	account	Expenses
	value	value	paid
	August 1,	January 31,	during
Actual	2011	2012	the period*

Emerging Markets Opportunities
Class A	$1,000.00	$861.30	$8.37
Class C	1,000.00	857.30	11.86
Class I	1,000.00	862.40	7.21

European Focus
Class A	$1,000.00	$874.70	$7.45
Class B	1,000.00	871.30	11.10
Class C	1,000.00	871.70	11.06
Class I	1,000.00	876.20	6.13

Global Equity Income
Class A	$1,000.00	$970.30	$6.49
Class C	1,000.00	966.50	10.16
Class I	1,000.00	971.80	5.04

Global Leaders
Class A	$1,000.00	$974.36	$6.95
Class C	1,000.00	971.06	10.65
Class I	1,000.00	975.40	5.71

Global Technology
Class A	$1,000.00	$937.20	$7.40
Class B	1,000.00	933.60	11.32
Class C	1,000.00	934.00	11.08
Class I	1,000.00	938.60	6.14

International Opportunities
Class A	$1,000.00	$881.30	$7.04
Class B	1,000.00	877.60	10.82
Class C	1,000.00	877.90	10.70
Class I	1,000.00	882.30	5.90
Class R	1,000.00	879.30	9.22

Japan Focus
Class A	$1,000.00	$949.30	$6.61
Class C	1,000.00	945.40	10.27
Class I	1,000.00	951.40	5.40

Table 2

Hypothetical	Beginning	Ending
(assuming a	Account	account	expenses
5% return	value	value	paid
before	August 1,	January 31,	during
expenses)	2011	2011	the period*

Emerging Markets Opportunities
Class A	$1,000.00	$1,016.00	$9.07
Class C	1,000.00	1,012.23	12.85
Class I	1,000.00	1,017.26	7.81

European Focus
Class A	$1,000.00	$1,017.06	$8.01
Class B	1,000.00	1,013.14	11.94
Class C	1,000.00	1,013.19	11.89
Class I	1,000.00	1,018.46	6.60

Global Equity Income
Class A	$1,000.00	$1,018.41	$6.65
Class C	1,000.00	1,014.67	10.41
Class I	1,000.00	1,019.89	5.16

Global Leaders
Class A	$1,000.00	$1,017.96	$7.10
Class C	1,000.00	1,014.19	10.89
Class I	1,000.00	1,019.22	5.84

Global Technology
Class A	$1,000.00	$1,017.36	$7.71
Class B	1,000.00	1,013.29	11.79
Class C	1,000.00	1,013.54	11.54
Class I	1,000.00	1,018.67	6.39

International Opportunities
Class A	$1,000.00	$1,017.52	$7.55
Class B	1,000.00	1,013.48	11.60
Class C	1,000.00	1,013.61	11.47
Class I	1,000.00	1,018.73	6.33
Class R	1,000.00	1,015.19	9.89

Japan Focus
Class A	$1,000.00	$1,018.21	$6.85
Class C	1,000.00	1,014.44	10.63
Class I	1,000.00	1,019.47	5.58

*
Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period, and divided by 366 (to reflect the one-half year period).

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Henderson Global Funds

Trustees
C. Gary Gerst, Chairman
James W. Atkinson
Roland C. Baker
Faris F. Chesley
Richard W. Durkes
James G. O’Brien*
Charles Thompson II*

Officers
James G. O’Brien, President
Charles Thompson II, Vice President
Alanna P. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer

Investment Adviser
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

Transfer Agent
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

For more information
Please call 1.866.4HENDERSON
(1.866.443.6337)
or visit our website:
www.hendersonglobalinvestors.com

*    Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor

Privacy Notice

Henderson Global Funds

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

Not required.

Item 3.  Audit Committee Financial Expert.

Not required.

Item 4.  Principal Accountant Fees and Services.

Not required.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ James G. O’Brien
James G. O’Brien
President (principal executive officer) of Henderson Global Funds

Date:    April 5, 2012

By:       /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:    April 5, 2012